VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus International Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus International Series

Virtus International Series

Fund Summary

Investment Objective

High total return consistent with reasonable risk.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus International Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.24%

Total Annual Series Operating Expenses[1]	1.24%

Expense Reimbursements[2]	(0.21%)

Net Annual Series Operating Expenses	1.03%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.03% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus International Series	$106	$357	$658	$1,551

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations, which may be denominated in foreign currencies. The Series may invest in any region of the world, including emerging markets. Under normal circumstances, the Series will invest at least 80% of its assets in non-U.S. issuers located in not less than three countries. From time to time, the Series may have more than 25% of its assets invested in any major industrial or developed country.

The Series will invest primarily in common stocks of established non-U.S. companies, as well as preferred stock and depositary receipts, believed to have potential for capital growth, income or both.

Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

The principal risks of investing in the Series, which could adversely affect its net asset value, yield and total return, are summarized here:

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

Depositary Receipts. The risk that utilizing these indirect investments will not reduce or eliminate the risks associated with direct investments in securities of foreign issuers.

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

Virtus International Series	1

Market Volatility Risk. The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Preferred Stock. The risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status, or that such stock may be illiquid.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Strategies and Risks.”

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index that reflects the market sectors in which the Series invests (the MSCI EAFE® Index) and a broad-based U.S. market index (the S&P 500® Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Return

During the 10-year period shown in the chart, the highest return for a quarter was 26.08% (quarter ended June 2009) and the lowest return for a quarter was
-22.03% (quarter ended September 2002).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	10 Years
Virtus International Series	39.87%	8.18%	2.54%
MSCI EAFE® Index (does not reflect fees or expenses)	32.46%	4.02%	1.58%
S&P 500® Index (does not reflect fees or expenses)	26.46%	0.42%	-0.96%

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010). Aberdeen Asset Management Inc. (“Aberdeen”) is the subadviser to the Series.

Portfolio Managers

Stephen Docherty, Head of Global Equities for Aberdeen, has served on the Series’ portfolio management team since 2000.

Bruce Stout, Senior Fund Manager for Aberdeen, has served on the Series’ portfolio management team since 2000.

Andrew McMenigall, Senior Fund Manager for Aberdeen, has served on the Series’ portfolio management team since 2003.

Jamie Cumming, CFA, Investment Manager for Aberdeen, has served on the Series’ portfolio management team since 2003.

Steward Methven, Senior Investment Manager for Aberdeen, has served on the Series’ portfolio management team since January 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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More About Principal Investment Strategies

❖

The Series invests in a diversified portfolio of securities of non-U.S. issuers, including companies, governments, governmental agencies and international organizations, which may be denominated in foreign currencies. The Series may invest in any region of the world. Under normal circumstances, the Series will invest at least 80% of its assets in non-U.S. issuers located in not less than three countries. From time to time, the Series may have more than 25% of its assets invested in any major industrial or developed country.

❖

The Series will invest primarily in common stocks of established non-U.S. companies, as well as preferred stock, and depositary receipts, believed to have potential for capital growth, income or both. The Series may invest in any amount for capital growth or for income. In determining whether assets will be invested for capital growth or for income, the subadviser will analyze the international equity and fixed-income markets and assess the degree of risk and level of return that can be expected from each market.

❖	Country and geographic allocations are based on such economic, monetary and political factors as:
•	prospects for relative economic growth among countries;
•	expected levels of inflation;
•	government policies influencing business decisions;
•	relative price levels of the various capital markets;
•	the outlook for currency relationships; and
•	the range of individual investment opportunities available.

❖

The Series intends to invest primarily in established companies in countries with either developed or emerging markets. As of December 31, 2009, the market capitalization range for the Series’ equity securities was $1.6 to $317 billion.

❖

Within the designated country allocations, the subadviser uses primary research to select individual securities for investment based on factors such as industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

More About Principal Risks

Depositary Receipts Risk

The Series may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

❖

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

❖

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

❖

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed

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countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that they hold. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Preferred Stock Risk

Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years). Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. Preferred stock also may be subject to optional or mandatory redemption provisions, and may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

Management of the Series

The Adviser

VIA is the investment adviser to the series (effective November 2010). VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Aberdeen, to serve as subadviser and perform the day-to-day management of the Series. Aberdeen, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

The Subadviser

Aberdeen is the subadviser to the Series. Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC which was founded in 1983 and through subsidiaries operating worldwide, provides investment management services to other mutual fund portfolios, unit investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2009, Aberdeen Asset Management PLC and its advisory subsidiaries had approximately $259.3 billion in assets under management. Aberdeen Asset Management PLC’s principal offices are located at Bow Bells House, 1 Bread Street, London EC4M 9HH.

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Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2010 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 0.75% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will continue to be at the rate of 0.75%.

From its investment advisory fee, VIA, not the Series, pays Aberdeen for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.03% of the Series’ average net assets. This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

The Series is managed by Aberdeen’s Global Equity Team of investment professionals. The Series is managed by a team approach. Listed below are five key members of the global team. The team members are all based in Edinburgh, Scotland. The Global Equity Team uses Aberdeen’s regional specialists around the world who formulate a “best ideas” list, which is the global equity buy list. The team operates in an open-plan environment with collective responsibility for investment decisions/ideas.

Stephen Docherty. Mr. Docherty has served on the Series’ portfolio management team since 2000. Mr. Docherty joined Aberdeen Asset Management PLC in 1994 and has been head of global equities since 2003. He is responsible for all matters relating to the management of global equity funds.

Bruce Stout. Mr. Stout has served on the Series’ portfolio management team since 2000. Mr. Stout joined Aberdeen Asset Management PLC in 2000 and serves as a Senior Fund Manager. Since 2000, he has been a Senior Fund Manager on the global team.

Andrew McMenigall. Mr. McMenigall has served on the Series’ portfolio management team since 2003. Mr. McMenigall joined Aberdeen Asset Management PLC in 2003 and serves as a Senior Fund Manager on the global team.

Jamie Cumming, CFA. Mr. Cumming has served on the Series’ portfolio management team since 2003. Mr. Cumming joined Aberdeen Asset Management PLC in 2003 and currently serves as an investment manager on the global equity team.

Steward Methven. Mr. Methven has served on the Series’ portfolio management team since January 2010. Mr. Methven joined Aberdeen Asset Management PLC in 2003 and serves as a Senior Investment Manager on the global team. Prior to joining Aberdeen, he was a manager on the Pan-European Equity team at Edinburgh Fund Managers. He also held a position at Prudential Portfolio Managers as an investment analyst.

All investment decisions are made by the team as a whole and not by any one individual. Aberdeen does not employ separate research analysts. Instead, the investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. (Note that managers do not make investment decisions unilaterally.) The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which the team invests.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

One or more of the following risks may apply to the Series indirectly through its investments in other investment companies, including exchange traded funds (ETFs). The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Cash Investments/Temporary Defensive Strategy

For cash management purposes or for defensive purposes, when the subadviser believes that market conditions are unfavorable for profitable investing (in anticipation of or in response to adverse market conditions), or is otherwise unable to locate attractive investment opportunities, the Series’ holdings in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or short-term high-quality debt instruments may increase. In other words, the Series may not always stay fully invested in stocks. When the Series’ investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Series was more fully invested in stocks. As a result, the Series may not be able to achieve its investment objectives.

Convertible Securities

The Series may invest in convertible securities, which are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a

Virtus International Series	5

prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivative Risk

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Equity Equivalent Investments

Equity equivalents include stock index futures contracts and publicly traded index securities. Stock index futures contracts are agreements whereby two parties agree to take or make delivery of an amount of cash based on the value of an index on a specified future date. Investment in index futures contracts allows an investor to participate in the performance of the index without the costs of buying the stocks comprising the index. Equity equivalents may be used for several purposes: (i) to simulate full investment in the underlying index while retaining a cash balance for fund management purposes; (ii) to facilitate trading; (iii) to reduce transaction costs; or (iv) to seek higher investment returns where an equity equivalent is priced more attractively than securities in the index.

Illiquid Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Investments in Other Investment Companies and Exchange Traded Funds

The Series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value.

The Series may invest in other investment companies to take advantage of investment opportunities in certain countries where the Series otherwise would not be able to invest or where the size of a Series investment in a particular country would be too small.

The Series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. An exchange-traded fund is an investment company the shares of which are continuously offered at net asset value only in large aggregations, but are traded on an exchange in smaller amounts.

Assets invested in other investment companies incur a layering of expenses including operating costs, advisory fees and administrative fees that investors in the Series will indirectly bear.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Small and Medium Market Capitalization Risk

The Series may invest in companies with small and medium capitalizations, which would make the Series more volatile than funds that invest exclusively in companies with larger

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capitalizations. The smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies also may be relatively new and not have the same operating history and “track record” as larger companies. This could make future performance of smaller companies more difficult to predict. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the International Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or

Virtus International Series	7

frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

❖

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

❖

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

Because the Series invests primarily in international securities, it may be more susceptible to pricing arbitrage opportunities than a fund that invests primarily in domestic securities as a result of time zone differences between the closing of international and domestic markets.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive

Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ net asset value may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective net

8	Virtus International Series

asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

Virtus International Series	9

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus International Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.95	$19.14	$17.80	$14.29	$12.54
Income from investment operations
Net investment income (loss)	0.31 [1]	0.40 [1]	0.40 [1]	0.33 [1]	0.46 [1]
Net realized and unrealized gain (loss)	4.01	(7.57)	2.25	3.53	1.86

Total from investment operations	4.32	(7.17)	2.65	3.86	2.32

Less distributions
Dividends from net investment income	(0.41)	(0.31)	(0.30)	(0.35)	(0.57)
Distributions from net realized gains	—	(0.71)	(1.01)	—	—

Total distributions	(0.41)	(1.02)	(1.31)	(0.35)	(0.57)

Change in net asset value	3.91	(8.19)	1.34	3.51	1.75

Net asset value, end of period	$14.86	$10.95	$19.14	$17.80	$14.29

Total return	39.87%	(38.98)%	14.94%	27.37%	18.57%
Ratios/supplemental data:
Net assets, end of period (000s)	$421,706	$319,937	$501,913	$421,281	$190,634
Ratio to average net assets of:
Net operating expenses	1.03%	1.00%	0.98%	1.01%	1.06%
Gross operating expenses (before waivers and reimbursements)	1.08%	1.00%	0.98%	1.01%	1.06%
Net investment income	2.55%	2.56%	2.10%	2.06%	3.56%
Portfolio turnover rate	26%	33%	34%	56%	44%

[1]	Computed using average shares outstanding.

10	Virtus International Series

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust
Investment Company Act File No. 811-04642 8500	11-10

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Capital Growth Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Capital Growth Series

Virtus Capital Growth Series

Fund Summary

Investment Objective

Long-term growth of capital.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Capital Growth Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.70%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.25%

Total Annual Series Operating Expenses[1]	1.20%

Expense Reimbursements[2]	(0.25%)

Net Annual Series Operating Expenses	0.95%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.95% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Capital Growth Series	$97	$330	$612	$1,421

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

The Series invests in companies with improving fundamentals and strategic growth themes, focusing on companies with growth rates believed to exceed the general market. The Series’ concentrated portfolio provides investors with access to the most compelling global growth themes. The subadviser utilizes an active bottom-up, research-intensive approach to portfolio management with a process that involves an extensive review of a company’s management, financials and competition, in addition to comprehensive valuation analysis.

Under normal circumstances, the Series invests at least 65% of its assets in stocks of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. The Series may invest in stocks of small and medium capitalization companies. As of March 31, 2010, the market capitalization range of companies included in the Russell 1000® Growth Index was $222.8 million to $316.2 billion.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

Growth Stocks Risk. The risk that the Series will underperform when growth investing is out of favor or that the Series’ investments will not appreciate as anticipated.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Management Strategies and Risks.”

Virtus Capital Growth Series	1

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ total return performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and a more narrowly based benchmark that reflects the market sectors in which the Series invests (the Russell 1000® Growth Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

During the 10-year period shown in the chart, the highest return for a quarter was 19.70% (quarter ended December 2001) and the lowest return for a quarter was -29.19% (quarter ended September 2001).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	10 Years
Virtus Capital Growth Series	29.93%	-1.82%	-6.89%
S&P 500® Index (does not reflect fees or expenses)	26.46%	0.42%	-0.96%
Russell 1000® Growth Index (does not reflect fees or expenses)	37.21%	1.63%	-3.99%

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010). SCM Advisors LLC (“SCM Advisors”) is the subadviser to the Series (effective November 2010).

Portfolio Manager

Douglas Couden, CFA, Senior Portfolio Manager and Director of Equity at SCM Advisors, is the manager of the Series. Mr. Couden has been Portfolio Manager since November 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of shares of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

More About Principal Investment Strategies

❖

Under normal circumstances, the Series invests at least 65% of its assets in stocks of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. The Series may invest in stocks of small and medium capitalization companies. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of March 31, 2010, the market capitalization range of companies included in the Russell 1000® Growth Index was $222.8 million to $316.2 billion.

❖

The subadviser uses a bottom-up, fundamental approach focusing primarily on profit acceleration. A screening process is utilized to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate; well managed; and have potential to exceed earnings expectations. Surviving companies are subjected to rigorous fundamental analysis.

❖	The subadviser seeks to control risk through adequate diversification, position and volatility constraints, valuation constraints, and ongoing and intensive fundamental research.

❖

Stocks are reviewed for sale if a deterioration in fundamentals results in an earnings disappointment; valuation levels are unsustainable; earnings acceleration peaks; or if the subadviser feels a better investment opportunity is available.

2	Virtus Capital Growth Series

❖

The subadviser’s investment strategy may result in a higher portfolio turnover rate for the Series. A high portfolio turnover rate increases brokerage and other transaction costs to the Series, negatively affects Series performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks. Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

❖

Growth Stocks. There is a possibility that the Series’ focus on growth investing will cause the Series to underperform when growth investing is out of favor, or that the Series’ investments will not appreciate as anticipated. Growth investing may increase the volatility of the Series’ share price.

❖

Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

❖

Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Market Volatility Risk. The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Management of the Series

The Adviser

VIA is the investment adviser to the Virtus Capital Growth Series (effective November 2010). VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected SCM Advisors, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. SCM Advisors, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Virtus Capital Growth Series	3

The Subadviser

SCM Advisors, an affiliate of VIA, is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2010, SCM Advisors had approximately $3.4 billion in assets under management. SCM Advisors has been an investment adviser since 1989.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2010 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 0.70% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will continue to be at the rate of 0.70%.

From its investment advisory fee, VIA, not the Series, pays SCM Advisors for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.95% of the Series’ average net assets). This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

Douglas Couden, CFA, manages the Capital Growth Series (since November 2010) and is primarily responsible for the day-to-day management of the Series’ portfolio. Mr. Couden is a Senior Portfolio Manager and Director of Equity at SCM Advisors. He also manages the Virtus Strategic Growth Fund. Prior to joining SCM Advisors in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 16 years of investment experience.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Debt Securities

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Derivatives

The Series may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in

4	Virtus Capital Growth Series

abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

❖

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

Early payoffs in the loans underlying such securities may result in the Series receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Series may be required to invest proceeds at lower interest rates, causing the Series to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security which was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Instruments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Capital Growth Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

Virtus Capital Growth Series	5

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

❖

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

❖

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce

6	Virtus Capital Growth Series

Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, the net asset value of any foreign assets of the Series may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an

Virtus Capital Growth Series	7

issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

8	Virtus Capital Growth Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Capital Growth Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.95	$16.81	$15.21	$14.77	$14.25
Income from investment operations
Net investment income (loss)	0.09 [1]	0.01 [1]	0.04 [1]	0.04 [1]	0.01 [1]
Net realized and unrealized gain (loss)	2.89	(6.87)	1.60	0.43	0.52

Total from investment operations	2.98	(6.86)	1.64	0.47	0.53

Less distributions
Dividends from net investment income	(0.10)	— [5]	(0.04)	(0.03)	(0.01)
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.10)	—	(0.04)	(0.03)	(0.01)

Change in net asset value	2.88	(6.86)	1.60	0.44	0.52

Net asset value, end of period	$12.83	$9.95	$16.81	$15.21	$14.77

Total return	29.93%	(40.78)%	10.75%	3.22%	3.71%
Ratios/supplemental data:
Net assets, end of period (000s)	$236,409	$203,188	$400,612	$435,126	$462,402
Ratio to average net assets of:
Net operating expenses	0.95%	0.94%	0.91%	0.92%	0.89%
Gross operating expenses (before waivers and reimbursements)	1.07%	0.94%	0.91%	0.92%	0.89%
Net investment income	0.85%	0.08%	0.22%	0.25%	0.06%
Portfolio turnover rate	107%	164%	88%	182%	73%

[1]	Computed using average shares outstanding.
[5]	Amount is less than $0.005.

Virtus Capital Growth Series	9

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642	11-10
8501

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Real Estate Securities Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Real Estate Securities Series

Virtus Real Estate Securities Series

Fund Summary

Investment Objective

Capital appreciation and income with approximately equal emphasis.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Real Estate Securities Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	0.75%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.25%

Acquired Fund Fees and Expenses	0.01%

Total Annual Series Operating Expenses[1]	1.26%

Expense Reimbursements[2]	(0.15%)

Net Annual Series Operating Expenses	1.11%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.10% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Real Estate Securities Series	$112	$367	$659	$1,492

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Series offers exposure to the equity real estate investment trust (REITs) market utilizing a Growth at a Reasonable Price style with macroeconomic and fundamental security analysis to identify the most attractive investment candidates. The subadviser believes the value of a REIT extends beyond the value of the underlying real estate and that through fundamental research, it can uncover and exploit inefficiencies in the market.

Under normal circumstances, the Series invests 80% of its assets in publicly-traded REITs and companies that are principally engaged in the real estate industry. The Series concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

Equity REIT Securities Risk. The risk that the value of the Series’ shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

Industry/Sector Concentration Risk. The risk that the events negatively affecting real estate securities will cause the value of the Series’ shares to decrease, perhaps significantly. Since the Series concentrates its assets in real estate related securities, the series is more vulnerable to conditions that negatively affect real estate related securities as compared to a fund that does not concentrate holdings in such securities.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Virtus Real Estate Securities Series	1

Non-Diversification Risk. The risk that the Series will be more susceptible to factors negatively impacting the securities in its portfolio to the extent that each such security represents a significant portion of the Series’ assets.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Management Strategies and Risks.”

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and a narrowly based benchmark that reflect the market sectors in which the Series invests (FTSE NAREIT Equity Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

During the 10-year period shown in the chart, the highest return for a quarter was 33.37% (quarter ended September 2009) and the lowest return for a quarter was -38.56% (quarter ended December 2008).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	10 Years
Virtus Real Estate Securities Series	29.11%	1.62%	12.17%
S&P 500® Index (does not reflect fees or expenses)	26.46%	0.42%	-0.96%
FTSE NAREIT Equity REITs Index (does not reflect fees or expenses)	27.99%	0.36%	10.62%

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisors, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010). Duff & Phelps Investment Management Co. (“Duff & Phelps”) is the subadviser to the Series.

Portfolio Managers

Geoffrey P. Dybas, CFA, Global Team Head and Senior Portfolio Manager at Duff & Phelps, has served on the Series’ portfolio management team since 1998 and has been Senior Portfolio Manager of the Series since May 2007.

Frank J. Haggerty, Jr., CFA, Portfolio Manager and Senior REIT participating Analyst at Duff & Phelps, has served as Portfolio Manager of the Series since August 2007.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of the insurance companies. Virtus Valuable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

More About Principal Investment Strategies

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Under normal circumstances, the Series invests 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The Series, however, does not make direct investments in real estate. The Series’ policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days’ written notice to shareholders.

❖	The Series concentrates its assets in the real estate industry and is non-diversified under federal securities laws.

2	Virtus Real Estate Securities Series

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The Series invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The Series may invest in issuers of any capitalization. At December 31, 2009, the market capitalization range of the issuers in which the Series was invested was $98.1 million to $22.6 billion.

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The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer’s strength of management and property, financial and performance reviews.

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Securities are evaluated for sale if their market value exceeds the subadviser’s estimated value, if its financial performance is expected to decline or if the subadviser believes the security’s issuer fails to adjust its strategy to the real estate market cycle.

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate related securities, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances. When this allocation happens, the Series may not achieve its investment objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity REIT Securities Risk

The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements. Investing in equity Real Estate Investment Trusts (REITs) and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

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Large Market Capitalization Companies. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Industry/Sector Concentration Risk

The value of the investments of the Series that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Series as compared with the Series that does not have its holdings similarly concentrated. Since the Series concentrates its assets in real estate related securities, events negatively affecting the real estate industry are therefore likely to cause the value of the Series’ shares to decrease, perhaps significantly.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these

Virtus Real Estate Securities Series	3

assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Non-Diversification Risk

As a non-diversified investment company, the Series is not limited in the proportion of assets that it may invest in the securities of any one issuer. If the Series takes concentrated positions in a small number of issuers, the Series may be more susceptible to the risks associated with those issuers, or to a single economic, political, regulatory or other event affecting those issuers.

Management of the Series

The Adviser

VIA is the investment adviser to the Series (effective November 2010). VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Duff & Phelps, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Duff & Phelps, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

The Subadviser

Duff & Phelps has served as the subadviser to the Series since August 1, 2007, and previously served as investment adviser to the Series. Duff & Phelps is a wholly-owned subsidiary of Virtus. Duff & Phelps provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Duff & Phelps also serves as investment adviser for other funds. Duff & Phelps had approximately $6.4 billion in assets under management as of December 31, 2009. Duff & Phelps is located at 200 S Wacker Dr. Suite 500, Chicago, Illinois 60606.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2010 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 0.75% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will continue to be at the rate of 0.75%.

From its investment advisory fee, VIA, not the Series, pays Duff & Phelps for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.10% of the Series’ average net assets. This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

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Geoffrey Dybas joined Duff & Phelps in 1995 and serves as Global Team Head and Senior Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Virtus Global Real Estate Securities Fund, Virtus International Real Estate Securities Fund and Virtus Real Estate Securities Fund, series of Virtus Opportunities Trust; and REIT separate institutional accounts. His primary responsibilities include sharing portfolio management and trading decisions, and conducting research on the equity REIT universe.

❖	Frank Haggerty, Jr. joined Duff & Phelps in 2005 and serves as Portfolio Manager and Senior REIT Analyst, providing support for the dedicated REIT products managed by Duff & Phelps.

4	Virtus Real Estate Securities Series

Prior to joining Duff & Phelps, Mr. Haggerty was a senior analyst and portfolio manager at ABN AMRO Asset Management for seven years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in REITs and other real estate related securities is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of,

and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Exchange-Traded Funds (“ETFs”)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that Series shareholders indirectly bear; such expenses may exceed the expenses the Series would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

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Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of unrated fixed income securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

U.S. and Foreign Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Foreign obligations may not be backed by the government of the issuing country, and are subject to foreign investing risks.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the International Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends,

distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

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If the Series has rental income or income from the disposition of real property acquired as a result of a default on securities such Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a RIC.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

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an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer.

Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ net asset value may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total

Virtus Real Estate Securities Series	7

number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (Viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

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Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Real Estate Securities Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$16.26	$26.82	$35.60	$28.38	$26.39
Income from investment operations
Net investment income (loss)	0.44 [1]	0.56 [1]	0.51 [1]	0.45 [1]	0.44 [1]
Net realized and unrealized gain (loss)	4.12	(10.17)	(6.00)	9.90	3.46

Total from investment operations	4.56	(9.61)	(5.49)	10.35	3.90

Less distributions
Dividends from net investment income	(0.57)	(0.37)	(0.44)	(0.44)	(0.44)
Distributions from net realized gains	—	(0.58)	(2.85)	(2.69)	(1.47)

Total distributions	(0.57)	(0.95)	(3.29)	(3.13)	(1.91)

Change in net asset value	3.99	(10.56)	(8.78)	7.22	1.99

Net asset value, end of period	$20.25	$16.26	$26.82	$35.60	$28.38

Total return	29.11%	(36.88)%	(15.71)%	37.07%	15.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$112,750	$86,199	$135,140	$187,922	$137,281
Ratio to average net assets of:
Operating expenses	1.10%	1.01%	0.98%	1.02%	1.03%
Gross operating expenses (before waivers and reimbursements)	1.11%	1.01%	0.98%	1.02%	1.03%
Net investment income	2.80%	2.33%	1.50%	1.37%	1.62%
Portfolio turnover rate	43%	42%	23%	28%	26%

[1]	Computed using average shares outstanding.

Virtus Real Estate Securities Series	9

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642	11-10
8502

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Growth & Income Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Growth & Income Series

Virtus Growth & Income Series

Fund Summary

Investment Objective

Capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virtus Growth & Income Series (the “Series”). The table and the example do not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.70%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.23%

Total Annual Series Operating Expenses[1]	1.18%

Expense Reimbursements[2]	(0.28%)

Net Annual Series Operating Expenses	0.90%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.90% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Growth & Income Series	$92	$318	$595	$1,394

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series

Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 109% of the average value of its portfolio.

Principal Investment Strategies

A core portfolio, the Series focuses on large-cap U.S. stocks employing a Growth at a Reasonable Price philosophy in the security selection process.

Under normal circumstances, the Series invests at least 65% of its assets in common stocks; however, the adviser intends to invest nearly all of the Series’ assets in common stocks, rather than holding significant amounts of cash and short-term investments. Generally, the Series invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the Series may invest in mid- and small-cap issuers as well. As of March 31, 2010, the market capitalization of companies included in the Russell 1000® Index was $222.8 million to $316.2 billion.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Management Strategies and Risks.”

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate

Virtus Growth & Income Series	1

account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

During the 10-year period shown in the chart, the highest return for a quarter was 17.78% (quarter ended June 2009) and the lowest return for a quarter was
-20.13% (quarter ended December 2008).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	10 Years
Virtus Growth & Income Series	23.50%	1.03%	-0.15%
S&P 500® Index (does not reflect fees or expenses)	26.46%	0.42%	-0.96%

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010).

Portfolio Managers

Mr. Neel, Senior Vice President of VIA, has managed the Series since March 2009.

Mr. Dickerson, Senior Vice President of VIA, has managed the Series since March 2009.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

More About Principal Investment Strategies

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The Series invests in equity securities, primarily common stocks. Under normal circumstances, the Series will invest at least 65% of its assets in common stocks; however, the adviser intends to invest nearly all of the Series’ assets in common stocks, rather than holding significant amounts of cash and short-term investments.

❖

The adviser employs a Growth at a Reasonable Price (GARP) philosophy in its security selection process. Generally, the Series invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the Series may invest in mid- and small-cap issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity. As of March 31, 2010, the market capitalization of companies included in the Russell 1000® Index was $222.8 million to $316.2 billion.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks. Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or

2	Virtus Growth & Income Series

industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

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Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Market Volatility Risk. The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Management of the Series

The Adviser

VIA is the investment adviser to the Series (effective November 2010). VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. As adviser, VIA performs the day-to-day management of the Series, responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee any subadvisers and recommend their hiring, termination, and replacement.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2010 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory agreement for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 0.70% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will continue to be at the rate of 0.70%.

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.90% of the Series’ average net assets). This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

Since March 2009, Carlton Neel and David Dickerson have managed the investments of the Series and they are jointly and primarily responsible for the day-to-day management of the Series’ equity investments.

Mr. Neel is a Senior Vice President of VIA and Zweig Advisers, LLC (“ZA”). He also serves as Portfolio Manager for the Virtus Alternatives Diversifier Fund, the Virtus Balanced Fund, the Virtus Growth & Income Fund and the Virtus Tactical Allocation Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by ZA. Mr. Neel has been with VIA and ZA since April 2003 and was previously employed by ZA from 1995 until July 2002.

Mr. Dickerson is a Senior Vice President of VIA and ZA. He also serves as Portfolio Manager for the Virtus Alternatives Diversifier Fund, the Virtus Balanced Fund, the Virtus Growth & Income Fund and the Virtus Tactical Allocation Fund, as well as

Virtus Growth & Income Series	3

The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by ZA. Mr. Dickerson has been with VIA and ZA since April 2003 and was previously employed by ZA from 1993 until July 2002.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money, it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Debt Securities

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

Credit Risk. There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Financial Futures and Related Options

The Series may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

4	Virtus Growth & Income Series

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

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Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short Sales

Short sales are transactions in which the Series sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, the Series must first borrow the security from a broker or other institution to complete the sale. The Series may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Series replaces the security, the Series may experience a loss. The Series’ loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Series paid for the security at the time it was borrowed.

Short-Term Instruments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Growth & Income Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

Virtus Growth & Income Series	5

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

❖

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position

6	Virtus Growth & Income Series

to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request. Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ net asset value may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such

Virtus Growth & Income Series	7

pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges on among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value.

Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

8	Virtus Growth & Income Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Growth & Income Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.45	$14.94	$14.51	$12.52	$12.07
Income from investment operations
Net investment income (loss)	0.13 [1]	0.19 [1]	0.16 [1]	0.16 [1]	0.13 [1]
Net realized and unrealized gain (loss)	2.07	(5.35)	0.81	1.98	0.45

Total from investment operations	2.20	(5.16)	0.97	2.14	0.58

Less distributions
Dividends from net investment income	(0.16)	(0.17)	(0.15)	(0.15)	(0.13)
Distributions from net realized gains	—	(0.16)	(0.39)	—	—

Total distributions	(0.16)	(0.33)	(0.54)	(0.15)	(0.13)

Change in net asset value	2.04	(5.49)	0.43	1.99	0.45

Net asset value, end of period	$11.49	$9.45	$14.94	$14.51	$12.52

Total return	23.50%	(34.93)%	6.66%	17.18%	4.80%
Ratios/supplemental data:
Net assets, end of period (000s)	$90,300	$85,111	$159,074	$167,529	$141,038
Ratio to average net assets of:
Net operating expenses	0.94%	0.85%	0.85%	0.91%[4]	0.95%
Gross operating expenses (before waivers and reimbursements)	1.11%	0.99%	0.95%	0.97%	0.99%
Net investment income	1.35%	1.51%	1.03%	1.17%	1.04%
Portfolio turnover rate	109%	56%	44%	37%	44%

[1]	Computed using average shares outstanding.

Virtus Growth & Income Series	9

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642 8503	11-10

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Multi-Sector Fixed Income Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Multi-Sector Fixed Income Series

Virtus Multi-Sector Fixed Income Series

Fund Summary

Investment Objective

Long-term total return.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Multi-Sector Fixed Income Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	0.50%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.24%

Total Annual Series Operating Expenses[1]	0.99%

Expense Reimbursements[2]	(0.24)%

Net Annual Series Operating Expenses	0.75%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.75% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Multi-Sector Fixed Income Series	$77	$269	$510	$1,224

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Series seeks to generate high current income and total return by applying extensive credit research and a time-tested approach to capitalize on opportunities across undervalued sectors of the bond market. The portfolio seeks diversification among 12 sectors in order to increase return potential and reduce risk.

Under normal circumstances, the Series invests at least 80% of its assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries (limited to 50% of the Series’ assets);

•	Investment grade securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so called “junk bonds”) (limited to 50% of the Series’ assets).

The Series may invest in all or some of these sectors.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

Virtus Multi-Sector Fixed Income Series	1

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the Series’ portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

Interest Rate Risk. The risk that when interest rates rise, the values of the Series’ debt securities, especially those with longer maturities, will fall.

Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

U.S. Government Securities Risk. The risk that the U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Management Strategies and Risks.”

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of a broad-based market index. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Return

During the 10-year period shown in the chart, the highest return for a quarter was 15.10% (quarter ended June 2009) and the lowest return for a quarter was
-11.35% (quarter ended December 2008).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	10 Years
Virtus Multi-Sector Fixed Income Series	40.13%	5.34%	7.03%
Barclays Capital U.S. Aggregate Bond Index (does not reflect fees or expenses)	5.93	4.97	6.33

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisors, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010). Goodwin Capital Advisers, Inc. (“Goodwin”) is the subadviser to the Series.

Portfolio Manager

David L. Albrycht, CFA, Executive Managing Director at Goodwin, has managed the portfolio since 1991.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

2	Virtus Multi-Sector Fixed Income Series

More About Principal Investment Strategies

❖	Under normal circumstances, the Series invests at least 80% of its assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries (limited to 50% of the Series’ assets);

•

Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so-called “junk bonds”) (limited to 50% of the Series’ assets).

❖

The Series may invest in all or some of these sectors. If after the time of investment the rating declines, the Series is not obligated to sell the security. The Series’ policy of investing 80% of its assets in fixed income securities may be changed only upon 60 days’ written notice to shareholders.

❖

Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of Series investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

❖

The Series manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the Series’ average duration is maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the Series’ assets in cash or cash equivalents. When this allocation happens, the Series may not achieve its investment objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

The Series’ investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the Series and lead to loss of principal.

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

❖

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

❖

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

❖	Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Virtus Multi-Sector Fixed Income Series	3

❖

Long-Term Maturities/Duration Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

❖

Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Series may not be able to reinvest the proceeds at comparable rates of return.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

❖

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

❖

Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with the Series that does not have its holdings concentrated in a particular country.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Series pursues missed payments, there is a risk that Series expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal

4	Virtus Multi-Sector Fixed Income Series

property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Series

The Adviser

VIA is the investment adviser to the Series (effective November 2010). VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Goodwin to serve as subadviser and perform the day-to-day management of the Series. Goodwin, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions. VIA also provides to Goodwin research, advice and trading services for allocations to the municipal securities sector.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

The Subadviser

Goodwin is the subadviser to the Series. Goodwin, acts as subadviser for a number of mutual fund series and manages fixed income assets for individuals and institutions. Goodwin had approximately $15.1 billion in assets under management as of December 31, 2009. Goodwin’s principal offices are located at One American Row, Hartford, Connecticut 06102-5056.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2010 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 0.50% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will continue to be at the rate of 0.50%.

From its investment advisory fee, VIA, not the Series, pays Goodwin for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.75% of the Series’ average net assets. This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

Goodwin

David L. Albrycht CFA, Executive Managing Director of the Goodwin multi-sector fixed income team. He is also the lead portfolio manager of three fixed income mutual funds (Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund and Virtus Senior Floating Rate Fund) and the fixed income portion of Virtus Strategic Allocation Series. Mr. Albrycht has managed fixed income portfolios for Goodwin’s affiliates since 1991.

Virtus Multi-Sector Fixed Income Series	5

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in fixed income securities is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Equity Securities

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

Illiquid Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Investment Grade Securities

The Series may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the Series’ principal investment strategies, the Series may also invest in

6	Virtus Multi-Sector Fixed Income Series

other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Repurchase Agreements

The Series may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the Series to the risk of default or insolvency of the counterparty.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

When-Issued and Delayed-Delivery Securities

The Series may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon, Step coupon, Deferred Coupon and PIK Bonds

The Series may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Series will not receive cash payments earned on these securities on a current basis, the Series may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the International Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay other service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a

Virtus Multi-Sector Fixed Income Series	7

separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the

Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

❖

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

❖

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under

8	Virtus Multi-Sector Fixed Income Series

which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ net asset value may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series

Virtus Multi-Sector Fixed Income Series	9

might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

10	Virtus Multi-Sector Fixed Income Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Multi-Sector Fixed Income Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.86	$9.09	$9.25	$9.14	$9.43
Income from investment operations
Net investment income (loss)	0.57 [1]	0.57 [1]	0.53 [1]	0.52 [1]	0.50 [1]
Net realized and unrealized gain (loss)	2.15	(2.15)	(0.19)	0.09	(0.34)
Payment by affiliate	—	—	—	—	—

Total from investment operations	2.72	(1.58)	0.34	0.61	0.16

Less distributions
Dividends from net investment income	(0.60)	(0.65)	(0.50)	(0.50)	(0.45)
Distributions from net realized gains	—	—	—	—	—

Total distributions	(0.60)	(0.65)	(0.50)	(0.50)	(0.45)

Change in net asset value	2.12	(2.23)	(0.16)	0.11	(0.29)

Net asset value, end of period	$8.98	$6.86	$9.09	$9.25	$9.14

Total return	40.13%	(17.93)%	3.71%	6.84%	1.78%
Ratios/supplemental data:
Net assets, end of period (000s)	$206,107	$172,901	$250,867	$245,750	$239,097
Ratio to average net assets of:
Net operating expenses	0.75%	0.75%	0.74%	0.74%	0.75%
Gross operating expenses (before waivers and reimbursements)	0.84%	0.76%	0.74%	0.74%	0.75%
Net investment income	7.06%	6.69%	5.65%	5.60%	5.37%
Portfolio turnover rate	72%	72%	94%	90%	91%

[1]	Computed using average shares outstanding.

Virtus Multi-Sector Fixed Income Series	11

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust
Investment Company Act File No. 811-04642	11-10
8504

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Small-Cap Growth Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Small-Cap Growth Series

Virtus Small-Cap Growth Series

Fund Summary

Investment Objective

Long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virtus Small-Cap Growth Series (the “Series”). The table and the example do not include any fees or sales charges under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	0.85%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.31%

Total Annual Series Operating Expenses[1]	1.41%

Expense Reimbursements[2]	(0.36%)

Net Annual Series Operating Expenses	1.05%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.05% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Small-Cap Growth Series	$107	$373	$699	$1,622

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.

These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 262% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small-cap sector while seeking to provide the risk characteristics of the less volatile large-cap S&P 500® Index. The Series invests in a select group of small-cap growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies assessed by the subadviser as having a competitive advantage, strong management and low financial risk and as able to grow over market cycles, despite their discounted valuations.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of March 31, 2010, the market capitalization range of companies included in the Russell 2000® Growth Index was $17.7 million to $5.6 billion. Generally, the Series invests in approximately 20-35 securities at any given time.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are those associated with:

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

Growth Stocks Risk. The risk that the Series will underperform when growth investing is out of favor or that the Series’ investments will not appreciate as anticipated.

Limited Number of Investments Risk. The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a fund holding a greater number of securities.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Virtus Small-Cap Growth Series	1

Small Company Risk. The risk that the Series’ investments in small companies will be more volatile than investments in larger companies.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Management Strategies and Risks.”

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ total return performance from year to year over the life of the Series. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and another index that reflects the market sectors in which the Series invests (Russell 2000® Growth Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

During the period shown in the chart, the highest return for a quarter was 27.79% (quarter ended June 2003) and the lowest return for a quarter was -25.51% (quarter ended December 2008).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	Since Aug. 12, 2002
Virtus Small-Cap Growth Series	22.39%	1.57%	7.51%
S&P 500® Index (does not reflect fees or expenses)	26.46%	0.42%	4.95%
Russell 2000® Growth Index (does not reflect fees or expenses)	34.47%	0.87%	8.19%

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010). Kayne Anderson Rudnick Investment Management LLC (“Kayne”) is the subadviser to the Series (effective November 2010).

Portfolio Managers

❖	Todd Beiley, CFA, Senior Research Analyst at Kayne, is a manager of the Series. Mr. Beiley has been Co-Portfolio Manager since November 2010.

❖	Jon Christensen, CFA, Senior Research Analyst at Kayne, is a manager of the Series. Mr. Christensen has been Co-Portfolio Manager since November 2010.

❖	Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne, is a manager of the Series. Mr. Schwarzkopf has been Co-Portfolio Manager since November 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

2	Virtus Small-Cap Growth Series

More About Principal Investment Strategies

❖

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of March 31, 2010, the market capitalization range of companies included in the Russell 2000® Growth Index was $17.7 million to $5.6 billion. The Series’ policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

❖

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low debt companies with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the Series invests in approximately 20-35 securities at any given time.

❖

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash and short-term money market instruments, including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers’ acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

❖

Growth Stocks. There is a possibility that the Series’ focus on growth investing will cause the Series to underperform when growth investing is out of favor, or that the Series’ investments will not appreciate as anticipated. Growth investing may increase the volatility of the Series’ share price.

❖

Small Market Capitalization Companies. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Limited Number of Investments Risk

The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would the Series holding a greater number of securities.

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that they hold. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Management of the Series

The Adviser

VIA is the investment adviser to the Virtus Small-Cap Growth Series (effective November 2010). VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s

Virtus Small-Cap Growth Series	3

Board of Trustees, has selected Kayne, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Kayne, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

The Subadviser

Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2010, Kayne had approximately $4 billion in assets under management.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2010 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 0.85% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will continue to be at the rate of 0.85%.

From its investment advisory fee, VIA, not the Series, pays Kayne for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding, interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.05% of the Series’ average net assets. This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the funds referenced below.

Todd Beiley, CFA. Mr. Beiley has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of the Virtus Small-Cap Core Fund and the Virtus Small-Cap Sustainable Growth Fund. Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining Kayne in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over 11 years of investment industry experience.

Jon Christensen, CFA. Mr. Christensen has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of the Virtus Mid-Cap Core Fund, the Virtus Small-Cap Core Fund and the Virtus Small-Cap Sustainable Growth Fund. Mr. Christensen is a portfolio manager and senior research analyst with primary research responsibilities for the small- and mid-capitalization consumer sector. Before joining Kayne in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 15 years of investment industry experience.

Robert Schwarzkopf, CFA. Mr. Schwarzkopf has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of the Virtus Quality Small-Cap Fund, the Virtus Small-Cap Core Fund and the Virtus Small-Cap Sustainable Growth Fund. Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small- and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee of Kayne. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 29 years of investment industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in small capitalization companies is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

4	Virtus Small-Cap Growth Series

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

❖

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’s holdings in foreign securities.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Investments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities.

Virtus Small-Cap Growth Series	5

These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the International Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn pay service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

❖

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

6	Virtus Small-Cap Growth Series

Because the Series invests primarily in small-cap securities, it may be more susceptible to arbitrage opportunities because of the less liquid nature of small-cap securities.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. Funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments. To the extent that the Series invests in these types of securities, it may be more susceptible to the risks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, the net asset value of any foreign assets of the Series may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency

Virtus Small-Cap Growth Series	7

exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series- specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volume on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

8	Virtus Small-Cap Growth Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Small-Cap Growth Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.53	$17.85	$18.65	$15.61	$14.72
Income from investment operations
Net investment income (loss)	(0.08)[1]	(0.10)[1]	(0.12)[1]	(0.10)[1]	(0.08)[1]
Net realized and unrealized gain (loss)	2.21	(7.76)	3.07	3.14	2.38
Payment by affiliate	—	—	—	—	—

Total from investment operations	2.13	(7.86)	2.95	3.04	2.30

Less distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	(0.46)	(3.75)	—	(1.41)

Total distributions	—	(0.46)	(3.75)	—	(1.41)

Change in net asset value	2.13	(8.32)	(0.80)	3.04	0.89

Net asset value, end of period	$11.66	$ 9.53	$17.85	$18.65	$15.61

Total return	22.39%	(44.92)%	16.10%	19.45%	15.64%
Ratios/supplemental data:
Net assets, end of period (000s)	$26,310	$25,716	$55,768	$57,653	$23,178
Ratio to average net assets of:
Net operating expenses	1.05%	1.00%	1.00%	1.00%	1.00%
Gross operating expenses (before waivers and reimbursements)	1.41%	1.20%	1.12%	1.27%	1.65%
Net investment income	(0.83)%	(0.75)%	(0.62)%	(0.59)%	(0.54)%
Portfolio turnover rate	262%	177%	59%	147%	182)

[1]	Computed using average shares outstanding.

Virtus Small-Cap Growth Series	9

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642 8505	11-10

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Small-Cap Value Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Small-Cap Value Series

Virtus Small-Cap Value Series

Fund Summary

Investment Objective

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virtus Small-Cap Value Series (the “Series”). The table and the example do not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	0.90%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.24%

Total Annual Series Operating Expenses[1]	1.39%

Expense Reimbursements[2]	(0.09)%

Net Annual Series Operating Expenses	1.30%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.30% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Small-Cap Value Series	$132	$422	$742	$1,651

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small-cap sector while seeking to provide the risk characteristics of the less volatile large-cap S&P 500® Index. The Series invests in a select group of small-cap value companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies assessed by the subadviser as having a competitive advantage, strong management and low financial risk and as able to grow over market cycles, despite their discounted valuations.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of March 31, 2010, the market capitalization range of companies included in the Russell 2000® Value Index was $11.1 million to $4.1 billion. Generally, the Series invests in approximately 20-35 securities at any given time.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are those associated with:

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

Limited Number of Investments Risk. The risk that the Series’ portfolio will be more susceptible factors adversely affecting issuers of securities in the Series’ portfolio than would the Series holding a greater number of securities.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Small Company Risk. The risk that the Series’ investments in small companies will be more volatile than investments in larger companies.

Virtus Small-Cap Value Series	1

Value Stocks Risk. The risk that the Series will underperform when value investing is out of favor or that the Series’ investments will not appreciate as anticipated.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Management Strategies and Risks.”

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over the life of the Series. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and another index that reflects the market sectors in which the Series invests (the Russell 2000® Value Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

During the period shown in the chart, the highest return for a quarter was 21.15% (quarter ended June 2003) and the lowest return for a quarter was -29.64% (quarter ended September 2008).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	Since Nov. 20, 2000
Virtus Small-Cap Value Series	20.90%	-1.61%	6.88%
S&P 500® Index (does not reflect fees or expenses)	26.46	0.42	-0.17
Russell 2000® Value Index (does not reflect fees or expenses)	20.58	0.01	7.74

Updated performance information is available at www.virtus.com or by calling 1-800-243-1574.

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010). Kayne Anderson Rudnick Investment Management LLC (“Kayne”) is the subadviser to the Series (effective November 2010).

Portfolio Managers

Julie Kutasov, Senior Research Analyst at Kayne, is a manager of the Series. Ms. Kutasov has been Co-Portfolio Manager since November 2010.

Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne, is a manager of the Series. Mr. Schwarzkopf has been Co-Portfolio Manager since November 2010.

Craig Stone, Senior Research Analyst at Kayne, is a manager of the Series. Mr. Stone has been Co-Portfolio Manager since November 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

More About Principal Investment Strategies

❖

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Value Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of March 31, 2010, the

2	Virtus Small-Cap Value Series

market capitalization range of companies included in the Russell 2000® Value Index was $11.1 million to $4.1 billion. The Series’ policy of investing 80% of its assets in small capitalization companies may be changed only upon 60 days written notice to shareholders.

❖

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies in mature industries with rising cash flows which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry and its financial structure. A proprietary model is used to determine relative value. Generally, the Series invests in approximately 20-35 securities at any given time.

❖

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

❖

Temporary Defensive Strategy: During periods of adverse market conditions, the Series may take temporary defensive positions that are inconsistent with its principal investment strategies by holding all or part of its assets in cash or short-term money market instruments including obligations of the U.S. Government, high-quality commercial paper, certificates of deposit, bankers acceptances, bank interest-bearing demand accounts, and repurchase agreements secured by U.S. Government securities. When this allocation happens, the Series may not achieve its objective.

Please see “More About Principal Risks” for information about the risks of investing in the Series.

More About Principal Risks

Equity Securities Risks

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

❖

Small Capitalization Companies. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

❖	Value Stocks. There is a possibility that the Series’ focus on value investing will cause the Series to underperform when value investing is out of favor, or that investments in companies whose securities are believed to be undervalued do not appreciate as anticipated. Value investing may increase the volatility of the Series’ share price.

Limited Number of Investments Risk

The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would the Series holding a greater number of securities.

Market Volatility Risk

The value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that they hold. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Management of the Series

The Adviser

VIA is the investment adviser to the Series (effective November 2010). VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus. VIA, with the approval of the Trust’s Board of Trustees, has selected Kayne, an affiliate of VIA, to serve as subadviser and perform the day-to-day management of the Series. Kayne, subject to the supervision of VIA, is responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of

Virtus Small-Cap Value Series	3

the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

The Subadviser

Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of March 31, 2010, Kayne had approximately $4 billion in assets under management.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2010 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 1.05% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will be at the rate of 0.90%.

From its investment advisory fee, VIA, not the Series, pays Kayne for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 1.30% of the Series’ average net assets. This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

The following individuals are the members of the team of equity investment professionals jointly and primarily responsible for the day-to-day management of the funds referenced below.

Julie Kutasov. Ms. Kutasov has served as Co-Portfolio Manager since November 2010. She is also a Co-Portfolio Manager of the Virtus Quality Small-Cap Fund. Ms. Kutasov is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization financials sector. Before joining Kayne in 2001, Ms. Kutasov worked in the investment management group at Goldman Sachs. She has approximately nine years of investment industry experience.

Robert Schwarzkopf, CFA. Mr. Schwarzkopf has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of the Virtus Quality Small-Cap Fund, the Virtus Small-Cap Core Fund and the Virtus Small-Cap Sustainable Growth Fund. Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small- and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee of Kayne. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 29 years of investment industry experience.

Craig Stone. Mr. Stone has served as Co-Portfolio Manager since November 2010. He is also a Co-Portfolio Manager of the Virtus Mid-Cap Core Fund and Virtus Quality Small-Cap Fund. Mr. Stone is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization capital goods and energy sectors. Before joining Kayne in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He has approximately 21 years of investment industry experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio managers’ ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The Series’ policy of investing 80% of its assets in small-cap equity securities is not fundamental and, therefore, may be changed without shareholder approval, but only upon 60 days’ written notice to shareholders.

The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI. The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the

4	Virtus Small-Cap Value Series

required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Depositary Receipts

The Series may invest in American Depositary Receipts (ADRs), sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts) and other similar instruments representing securities of foreign companies. Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investments in securities of foreign issuers.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

❖

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short-Term Investments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the International Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributor (who may in turn

Virtus Small-Cap Value Series	5

pay service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

❖

dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

❖

an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

Because the Series invests primarily in small-cap securities, it may be more susceptible to arbitrage opportunities because of the less liquid nature of small-cap securities.

For example, mutual funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. To the extent that the Series investors in these types of securities, it may be more susceptible to the tasks of Disruptive Trading.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not

6	Virtus Small-Cap Value Series

ordinarily in a position to monitor for or uncover Disruptive Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request. Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ net asset value may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Virtus Small-Cap Value Series	7

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volume on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

8	Virtus Small-Cap Value Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Small-Cap Value Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.77	$14.46	$17.03	$17.02	$16.74
Income from investment operations
Net investment income (loss)	0.01 [1]	0.04 [1]	— [1,5]	0.04 [1]	(0.03)[1]
Net realized and unrealized gain (loss)	1.81	(5.42)	(0.30)	2.77	1.28
Payment by affiliate	—	—	—	—	—

Total from investment operations	1.82	(5.38)	(0.30)	2.81	1.25

Less distributions
Dividends from net investment income	(0.04)	(0.01)	—	(0.04)	—
Distributions from net realized gains	—	(0.30)	(2.27)	(2.76)	(0.97)

Total distributions	(0.04)	(0.31)	(2.27)	(2.80)	(0.97)

Change in net asset value	1.78	(5.69)	(2.57)	0.01	0.28

Net asset value, end of period	$10.55	$8.77	$14.46	$17.03	$17.02

Total return	20.90%	(37.91)%	(2.10)%	16.75%	7.46%
Ratios/supplemental data:
Net assets, end of period (000s)	$38,421	$38,012	$73,242	$82,771	$72,422
Ratio to average net assets of:
Operating expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Gross operating expenses (before waivers and reimbursements)	1.51%	1.38%	1.31%	1.35%	1.40%
Net investment income	0.14%	0.33%	(0.03)%	0.21%	(0.19)%
Portfolio turnover rate	153%	50%	32%	55%	32%

[1]	Computed using average shares outstanding.

[5]	Amount is less than $0.005.

Virtus Small-Cap Value Series	9

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642 8506	11-10

VIRTUS VARIABLE INSURANCE TRUST

PROSPECTUS

Virtus Strategic Allocation Series

The Prospectus describes the Series that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please carefully consider the investment objectives, risks, charges, and expenses of the Series before investing. For this and other information about any Virtus Variable Insurance Trust Series, call 1-800-367-5877 or visit Virtus.com for a prospectus. Read it carefully before you invest.

May 1, 2010, as supplemented November 5, 2010 Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Strategic Allocation Series

Virtus Strategic Allocation Series

Fund Summary

Investment Objective

High total return over an extended period of time consistent with prudent investment risk.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Strategic Allocation Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):

None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	0.60%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses	0.24%

Total Annual Series Operating Expenses[1]	1.09%

Expense Reimbursements[2]	(0.24%)

Net Annual Series Operating Expenses	0.85%

[1]	Restated to reflect current expenses.

[2]

The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 0.85% through November 30, 2012. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Strategic Allocation Series	$87	$297	$552	$1,282

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The adviser and subadviser will allocate investments of the Series among three market segments—stock, bond and money market.

The adviser and subadviser will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

The Series may invest 0-100% in any one market segment.

For the Series’ equity allocation, the adviser focuses on large-cap U.S. stocks employing a Growth at Reasonable Price philosophy in the security selection process. For the fixed income allocation, the subadviser employs a sector rotation approach and seeks to adjust the portion of the Series investment in various sectors and the selections within sectors to obtain higher relative returns.

Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline.

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

Virtus Strategic Allocation Series	1

Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk. The risk that the issuers of high yield-high risk securities in the Series’ portfolio will default, that the prices of such securities will be volatile, and that the securities will not be liquid.

Interest Rate Risk. The risk that when interest rates rise, the values of the Series’ debt securities, especially those with longer maturities, will fall.

Long-Term Maturities/Durations Risk. The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Mortgage-Backed and Asset-Backed Securities Risk. The risk that the impairment of the value of collateral underlying a mortgage-backed or asset-backed security, such as due to non-payment of loans, will result in a reduction in the value of such security.

U.S. Government Securities Risk. The risk that the U.S. Government securities in the Series’ portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

More information about the principal risks is included below under “More About Principal Risks.” A description of other risks that may affect the Series is included below under “Other Investment Management Strategies and Risks.”

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The table shows how the Series’ average annual returns compare to those of two broad-based securities market indices (the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index) and a composite benchmark that reflects a hypothetical asset allocation among market sectors for the Series. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

During the 10-year period shown in the chart, the highest return for a quarter was 13.28% (quarter ended June 2009) and the lowest return for a quarter was -14.29% (quarter ended December 2008).

Average Annual Total Returns (for the period ended 12/31/09)	1 Year	5 Years	10 Years
Virtus Strategic Allocation Series	24.51%	2.45%	2.79%
S&P 500® Index (does not reflect fees or expenses)	26.46%	0.42%	-0.96%
Barclays Capital U.S. Aggregate Bond Index (does not reflect fees or expenses)	5.93%	4.97%	6.33%
Composite: 60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index (does not reflect fees or expenses)	18.40%	2.52%	2.25%

Portfolio Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series (effective November 2010). Goodwin Capital Advisers, Inc. (“Goodwin”) is the subadvisers for the fixed income portion of the Series.

Portfolio Managers

David L. Albrycht, CFA, Executive Managing Director of Goodwin, has served as a portfolio manager for the Series since 2007.

David Dickerson, Senior Vice President of VIA, has served as a portfolio manager for the Series since March 2009.

Carlton Neel, Senior Vice President of VIA, has served as a portfolio manager for the Series since March 2009.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

2	Virtus Strategic Allocation Series

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

More About Principal Investment Strategies

❖	The adviser and subadviser will allocate investments of the Series among three market segments—stock, bond and money market.

❖	The adviser and subadviser will adjust the mix of investments among the three market segments to capitalize on perceived variations in potential returns as economic and financial conditions change.

❖	The Series may invest 0-100% in any one market segment.

❖

The adviser employs a Growth at a Reasonable Price (GARP) philosophy in its equity security selection process. Generally, the Series invests in issuers having capitalizations within the range of companies included in the Russell 1000® Index; however, the Series may invest in mid- and small-cap issuers as well. Security selection begins with a top-down approach and econometric analysis of each sector. Each sector is then analyzed at the industry level. A fundamental analysis is then conducted within the industries to identify securities that the portfolio managers believe offer superior return opportunity.

❖

For fixed income securities the subadviser selects using a sector-rotation approach. The subadviser seeks to adjust the portion of the Series’ investment in various sectors and the selections within sectors to obtain higher relative returns. The subadviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-to-reward tradeoff. The Series generally invests in highly rated debt securities, although it may invest up to 10% of its total assets in junk bonds. The Series may invest up to 10% of its assets in securities of foreign issuers.

❖	Investments in the money market segment will be for the purpose of attempting to achieve high current income, the preservation of capital, and liquidity.

More About Principal Risks

Debt Securities Risk

Debt securities are subject to various risks, the most prominent of which are credit risk and interest rate risk. These risks can affect a security’s price volatility to varying degrees, depending upon the nature of the instrument. Risks associated with investing in debt securities include the following:

❖

Credit Risk. The risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

❖

Interest Rate Risk. The values of debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Series, but will affect the value of the Series’ shares. Interest rate risk is generally greater for investments with longer maturities.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Series might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

❖	Limited Voting Rights. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

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Long-Term Maturities/Duration Risk. The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

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Redemption Risk. Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the Series may not be able to reinvest the proceeds at comparable rates of return.

Equity Securities Risks. Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Series goes down, the value of the Series’ shares will be affected.

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Large Market Capitalization Companies. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

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Small and Medium Market Capitalization Companies. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Series.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

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Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

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Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that the Series invests a significant portion of its assets in a particular emerging market, the Series will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Series as compared with the Series that does not have its holdings concentrated in a particular country.

High Yield-High Risk Fixed Income Securities (Junk Bonds) Risk

Securities rated “BB” or below by S&P or “Ba” or below by Moody’s are known as “high yield” securities and are commonly referred to as “junk bonds”. Such securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Series pursues missed payments, there is a risk that Series expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Market Volatility Risk

The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has led to volatile financial markets that expose the Series to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it

4	Virtus Strategic Allocation Series

holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Series’ ability to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a Federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Series.

U.S. Government Securities Risk

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Series shares will increase, and in fact the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Management of the Series

The Adviser

VIA is the investment adviser to the Series (since November 2010) and is responsible for the determination of the allocation percentage among equities, fixed income, and cash investments. VIA, located at 100 Pearl Street, Hartford, CT 06103, acts as the investment adviser for over 40 mutual funds and as adviser to institutional clients. As of March 31, 2010, VIA had approximately $13.1 billion in assets under management. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

Pursuant to the Investment Advisory Agreement with the Series and subject to the direction of the Trust’s Board of Trustees, VIA is responsible for managing the Series’ investment program in conformity with the stated policies of the Series as described in this prospectus VIA also performs the day-to-day management of the equity portion of the Series. VIA, with the approval of the Trust’s Board of Trustees, has selected Goodwin, to serve as subadviser and perform the day-to-day management of the fixed income portion of the Series. VIA also provides to Goodwin research, advice and trading services for allocations to the municipal securities sector. Virtus and Goodwin are responsible for deciding which securities to purchase and sell for the Series and for placing the Series’ transactions.

VIA serves as a manager of managers of the Series. In this capacity, VIA: (i) sets the Series’ overall investment strategies; (ii) evaluates, selects, and recommends to the Board one or more subadvisers needed to manage all or part of the assets of the Series; (iii) monitors and evaluates the subadvisers’ investment programs and results as well as the performance of the subadvisers relative to the applicable benchmark indexes; and (iv) reviews the Series’ compliance with its investment objectives, policies and restrictions.

The Trust and VIA have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA is permitted, subject to supervision and approval of the Trust’s Board of Trustees, to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Series. The Trust and VIA therefore have the right to hire, terminate, or replace certain subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of a subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

The Subadviser

Goodwin is responsible for the day-to-day management of fixed income investments made by the Series. Additionally, Goodwin, acts as subadviser for a number of mutual funds and manages fixed income assets for individuals and institutions. Goodwin had approximately $15.1 billion in assets under management as of December 31, 2009. Goodwin’s principal offices are located at One American Row, Hartford, Connecticut 06102-5056.

Board of Trustees Approval of Investment Advisory and Subadvisory Agreements

The Trust’s annual report to shareholders for the year ended December 31, 2009 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees approval of the investment advisory and investment subadvisory agreements for the Series.

Fees and Expenses Paid by the Series

For the fiscal year ended December 31, 2009, the Series paid the former investment adviser a fee for the investment advisory services it performed at an annual percentage rate of 0.60% of the average daily net assets of the Series. The investment advisory fee to be paid to the new investment adviser will continue to be at the rate of 0.70%.

From its investment advisory fee, VIA, not the Series, pays Goodwin for the management services it provides to the Series. (Please see the SAI for more information on subadvisory fees.)

The Trust has entered into an expense limitation agreement with VIA whereby VIA has agreed to reimburse the Series for expenses necessary or appropriate for the operation of the Series

Virtus Strategic Allocation Series	5

(excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that such expenses exceed 0.85% of the Series’ average net assets. This expense limitation agreement is in place through November 30, 2012.

Portfolio Management

David L. Albrycht, CFA, Executive Managing Director, Goodwin, has overall responsibility for the day-to-day management of the Series’ fixed income investments. Mr. Albrycht is a senior member of the Goodwin multi-sector fixed income team. He is the lead portfolio manager of three fixed income mutual funds (Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund and Virtus Low Duration Core Plus Bond Fund), the fixed income portions of two balanced funds (Virtus Balanced Fund and Virtus Income & Growth Fund) and certain other series of the Trust. Mr. Albrycht has managed fixed income portfolios for Goodwin’s affiliates since 1991.

Carlton Neel and David Dickerson, of VIA, manage the equity investments of the Series and they are jointly and primarily responsible for the day-to-day management of the Series’ equity investments.

Mr. Neel is a Senior Vice President of VIA, and of Zweig Advisers, LLC (“ZA”), an affiliate of VIA. He also serves as Portfolio Manager for the Virtus Alternatives Diversifier Fund, the Virtus Balanced Fund and the Virtus Income & Growth Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by ZA. Mr. Neel has been with ZA since April 2003 and was previously employed by ZA from 1995 until July 2002.

Mr. Dickerson is a Senior Vice President of VIA and ZA. He also serves as Portfolio Manager for the Virtus Alternatives Diversifier Fund, the Virtus Balanced Fund and the Virtus Income & Growth Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by ZA. Mr. Dickerson has been with ZA since April 2003 and was previously employed by ZA from 1993 until July 2002.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Series.

Other Investment Strategies and Risks

Information about the Series’ principal investment strategies and risks appears in the Fund Summary section and the sections entitled “More About Principal Investment Strategies” and “More About Principal Risks” above. The information below describes other investment strategies that the Series may use that are not principal strategies and the risks of those strategies, arranged in alphabetical order. Further descriptions of these investment strategies and practices can be found in the SAI.

The greater an investment in a particular asset class by the Series, the greater the impact to the Series of the risks related to the class.

Borrowing

When the Series borrows money, it is required to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the asset coverage declines, for example as a result of market fluctuations, the Series may be required to sell some of its portfolio holdings quickly to reduce the debt and restore the required asset coverage, even though it may be disadvantageous from an investment standpoint to do so. Borrowing may exaggerate the effect on the Series’ net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs that may or may not be offset by appreciation of the securities purchased. The Series also may be subject to other conditions or fees that would increase the cost of borrowing over the stated interest rate. The various costs of borrowing may therefore ultimately exceed the income from investments made with such leverage.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, rights, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. If a convertible security is called for redemption, the respective Series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the Series. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Series may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Series may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the Series to losses if the contracts

6	Virtus Strategic Allocation Series

do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates. The Series’ use of derivatives may also increase the amount of taxes payable by shareholders.

Financial Futures and Related Options

The Series may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

Foreign Investing

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

Currency Rate Risk. Because the foreign securities in which the Series invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Series’ net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Series’ shares is calculated in U.S. dollars, it is possible for the Series to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Series’ holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Series’ holdings in foreign securities.

Illiquid and Restricted Securities

Certain securities in which the Series invests may be difficult to sell at the time and price beneficial to the Series, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Series may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Series to incur expenses in addition to those normally associated with the sale of a security.

Investment Grade Securities

The Series may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in connection with the Series’

principal investment strategies, the Series may also invest in other bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

Mutual Fund Investing

Through its investments in other mutual funds, the Series is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the Series, indirectly bear. Such fees and expenses may exceed the fees and expenses the Series would have incurred if it invested in the underlying Series’ assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the Series may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the Series, and the Series might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the Series. If the Series invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs.

Repurchase Agreements

The Series may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Such agreements subject the Series to the risk of default or insolvency of the counterparty.

Securities Lending

The Series may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Series can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the Series.

Short Sales

Short sales are transactions in which the Series sells a security that it does not own (or that it owns but does not intend to deliver) in anticipation that the price of the security will decline. In order to establish a short position in a security, the Series must first borrow the security from a broker or other institution to complete the sale. The Series may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Series replaces the security, the Series may experience a loss. The Series’ loss on a short sale is limited only by the maximum attainable price of the security (which

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could be limitless) less the price the Series paid for the security at the time it was borrowed.

Short-Term Instruments

The Series may invest in short-term investments, which may include money market instruments, repurchase agreements, certificates of deposit and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

Unrated Fixed Income Securities

The Series’ subadviser has the authority to make determinations regarding the quality of such securities for the purposes of assessing whether they meet the Series’ investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.

When-Issued and Delayed—Delivery Securities

The Series may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds

The Series may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind (“PIK”). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the Series will not receive cash payments earned on these securities on a current basis, the Series may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

Distribution Plan

The Trust, on behalf of each series of the Trust, including the Growth & Income Series, has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Distribution Plan”). Pursuant to the Distribution Plan, the Trust has entered into a Distribution Agreement relating to the Distribution Plan with VP Distributors, Inc. (the “Distributor”) located at 100 Pearl Street, Hartford, CT 06103. The Distributor is an affiliate of the adviser, and serves as principal underwriter for the Trust. The Distribution Plan permits the use of Series assets to help finance the distribution of the shares of the Series.

Under the Distribution Plan, the Trust, on behalf of each Series, is permitted to pay to the Distributors (who may in turn pay service providers) up to a total of 0.25% of the average daily net assets of the Series, as payment for services rendered in connection with the distribution of shares. Because these fees are paid out of Series assets on an ongoing basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

More About the Trust and the Series

Organization of the Trust

The Trust was organized as a Massachusetts business trust on February 18, 1986. The Trust currently consists of 12 series of which the Series is one. The Trust’s business and affairs are managed by its Board of Trustees.

Shares of Beneficial Interest

Shares (including fractional shares) of the Series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to the Series. All voting rights of the separate accounts as shareholders are passed through to the variable contract owners. Shareholders of all series of the Trust currently vote on the election of Trustees and other matters. On matters affecting an individual series such as the Series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Trust is not required to hold annual shareholder meetings.

Series shares attributable to any insurance company assets and Series shares for which no timely instructions from variable contract owners are received will be voted by the appropriate insurance company in the same proportion as those shares for which instructions are received.

The assets received by the Trust for the issue or sale of shares of the Series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Series, and constitute the underlying assets of the Series. The underlying assets of the Series are required to be segregated on the books of account, and are to be charged with the expenses of the Series and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Taxes

The Trust intends for the Series to qualify as a regulated investment company (a “RIC”) by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), including requirements with respect to diversification of assets, distribution of income, and sources of income. In general, a series that qualifies as a RIC will be relieved of Federal income tax on its net investment income and net capital gains distributed to its shareholders. In addition, the Trust intends for the Series to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Trust intends to distribute sufficient net investment income and net capital gains of the Series to avoid imposition of any Federal excise tax.

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Accordingly, the Trust intends that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Series’ total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of the Series’ total assets, not more than 5% of the market value of the Series’ total assets will be invested in the securities of a single issuer and the Series will not own more than 10% of the outstanding voting securities of a single issuer.

Actual and deemed distributions of ordinary income and net capital gains generally are taxable to the Series’ shareholders, which in this case are the separate accounts. Because the sole shareholders of the Series will be the separate accounts, no discussion is included in this prospectus as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable contracts, please see the variable contract prospectuses.

Disruptive Trading and Market Timing

As an investment vehicle for variable contracts, which are designed as long-term investments, the Series is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and trading. Frequent purchases, redemptions and transfers, transfers into and then out of the Series in a short period of time, and transfers of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”), which can have risks and harmful effects for other investors. These risks and harmful effects include:

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dilution of the interests of long-term investors, if market timers or others transfer into a fund at prices that are below the true value or exchange out of the Series at prices that are higher than the true value;

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an adverse effect on portfolio management, such as causing the Series to maintain a higher level of cash than would otherwise be the case, or causing the Series to liquidate investments prematurely; and

❖	increased brokerage and administrative expenses.

Funds that invest primarily in international securities may be more susceptible to pricing arbitrage opportunities because of time zone differences between the closing of international and domestic markets. Funds that invest primarily in small and mid-cap securities may be more susceptible to arbitrage opportunities because of the less liquid nature of small and mid-cap securities. In addition, funds that hold significant investments in high yield bonds may also be susceptible to market timing because high yield bonds are often thinly traded so that their market prices may not accurately reflect current market developments.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted market timing policies reasonably designed to discourage Disruptive Trading. The Trust reserves the right to amend these policies at any time without prior notice. Because the record owners of the Series are the insurance companies and not the variable contract owners, the Trust is not ordinarily in a position to monitor for or uncover Disruptive

Trading by variable contract owners. Therefore, under the Trust’s policies, the Trust delegates to each insurance company the duty to establish and maintain policies and procedures designed to detect, monitor and deter (including, without limitation, by rejecting specific purchase orders) investors (or their agents) whose purchase and redemption activity follows a Disruptive Trading pattern, and to take such other actions as the insurance company may deem necessary to discourage or reduce Disruptive Trading activities. An insurance company may only modify such policies and procedures if it provides reasonable notice to the Trust and the Trust’s Chief Compliance Officer. Please see your variable contract prospectus for information relating to applicable restrictions on purchases or transfers through your variable contract.

The Trust may also take certain actions to stop Disruptive Trading, including imposing redemption fees for the Series and ceasing sales of additional shares of the Series to a separate account through which variable contract owners are engaging in Disruptive Trading. Because the Trust reserves discretion in applying these policies, they may not be applied uniformly. In addition, the Trust, as required under SEC regulations, has entered into an agreement with each insurance company under which the insurance companies have agreed to provide the Trust or its designee with information about variable contract owner transactions in the Series upon request.

Although the Trust will endeavor to ensure that each insurance company can and does identify and deter Disruptive Trading by its variable contract owners, the Trust cannot control their efforts or guarantee their success at deterrence. In addition, the Trust cannot guarantee that monitoring by the insurance companies and the Trust will be 100% successful in detecting all Disruptive Trading activity. Consequently, there is a risk that some investors could engage in Disruptive Trading while others will bear the effects of their Disruptive Trading activities.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Series’ portfolio securities is available in the SAI.

Investing in the Series

Shares of the Series are not available to the public directly. You may invest in the Series by buying a variable accumulation annuity contract or a variable universal life insurance policy from an insurance company and directing the allocation of the net purchase payment(s) to the investment option corresponding to the Series. The appropriate insurance company will, in turn, invest payments in shares of the Series as the investor directs at the net asset value next determined.

Sales Charge and Surrender Charges

The Series does not assess any sales charge, either when it sells or when it redeems securities. The sales charges that may be assessed under the variable contracts or policies are described in the variable contract prospectuses, as are other charges.

Virtus Strategic Allocation Series	9

Determination of Net Asset Value

The net asset value per share of the Series is determined as of the close of regular trading of the NYSE on days when the NYSE is open for trading. Since the Series does not price securities on weekends or United States national holidays, but foreign markets may be open on these days, the value of any foreign assets of the Series and, therefore, the Series’ net asset value may be significantly affected on days when an investor has no access to the Series. The net asset value per share of the Series is determined by adding the values of all securities and other assets of the Series, subtracting liabilities and dividing by the total number of outstanding shares of the Series. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are principally traded or, if no closing price is available or there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Shares of other investment companies are valued at their respective net asset values. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the Series’ net asset value. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on exchanges throughout the world, the calculation of the net asset value of the Series may not take place contemporaneously with the determination of the prices of certain portfolio securities of the Series. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values using the foreign currency exchange rate of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Board or its delegates.

Liabilities: Accrued liabilities for the Series-specific expenses (if any) and other liabilities are deducted from the assets of the Series. Accrued expenses and liabilities that are not Series-specific are allocated among the series in proportion to each series’ net assets except where an alternative allocation can be more appropriately made.

Fair Valuation

If market quotations are not readily available or where available prices are not reliable, the Series determines a “fair value” for an investment according to rules and procedures approved by the Board. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which limited or no trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list does not include all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of a portfolio security held by the Series for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the Series might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time of closing of the foreign market where the security is principally traded and the time that the Series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the Series’ fair valuation procedures, may not reflect such security’s market value.

10	Virtus Strategic Allocation Series

Financial Highlights

The financial highlights table provided below is intended to help you understand the Series’ financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were reflected, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Series. Their report and the Series’ financial statements are included in the Series’ annual report to shareholders and incorporated by reference in the SAI.

Virtus Strategic Allocation Series

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.25	$12.95	$13.30	$13.78	$14.24
Income from investment operations
Net investment income (loss)	0.29 [1]	0.37 [1]	0.36 [1]	0.38 [1]	0.34 [1]
Net realized and unrealized gain (loss)	1.94	(3.60)	0.43	1.31	(0.08)

Total from investment operations	2.23	(3.23)	0.79	1.69	0.26

Less distributions
Dividends from net investment income	(0.37)	(0.35)	(0.37)	(0.38)	(0.33)
Distributions from net realized gains	—	(0.12)	(0.77)	(1.79)	(0.39)

Total distributions	(0.37)	(0.47)	(1.14)	(2.17)	(0.72)

Change in net asset value	1.86	(3.70)	(0.35)	(0.48)	(0.46)

Net asset value, end of period	$11.11	$9.25	$12.95	$13.30	$13.78

Total return	24.51%	(25.45)%	5.98%	12.69%	1.79%
Ratios/supplemental data:
Net assets, end of period (000s)	$170,247	$163,271	$270,653	$316,145	$352,742
Ratio to average net assets of:
Net operating expenses	0.85%	0.85%	0.84%	0.83%	0.79%
Gross operating expenses (before waivers and reimbursements)	0.95%	0.87%	0.84%	0.84%	0.79%
Net investment income	2.98%	3.19%	2.62%	2.66%	2.39%
Portfolio Turnover Rate	89%	50%	52%	86%	62%

[1]	Computed using average shares outstanding.

Virtus Strategic Allocation Series	11

100 Pearl Street

Hartford, CT 06103

ADDITIONAL INFORMATION

You can find more information about the Series in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Series’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Series. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, Virtus.com, or you can request copies by calling us toll-free at 1-800-367-5877.

Information about the Series (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Customer Service: 1-800-367-5877

Virtus Variable Insurance Trust Investment Company Act File No. 811-04642	11-10
8507

VIRTUS VARIABLE INSURANCE TRUST

(formerly, The Phoenix Edge Series Fund)

100 Pearl Street

Hartford, CT 06103

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010,

As supplemented November 5, 2010

This Statement of Additional Information (“SAI”) is not a prospectus. Much of the information contained in this SAI expands upon subjects discussed in the current prospectus for Virtus Variable Insurance Trust (formerly, The Phoenix Edge Series Fund) (the “Trust”). Accordingly, the SAI should be read together with the prospectus, which may be obtained free of charge by calling 800/367-5877 or by writing to VP Distributors, Inc. (“VP Distributors) at 100 Pearl Street, Hartford, CT 06103. The financial statements and the notes thereto relating to each Series and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2009 are contained in the Trust’s annual report and are incorporated herein by reference. Copies of the Trust’s Annual and Semiannual Reports have been delivered to shareholders and are available without charge, upon request, by calling Virtus Mutual Fund Services at 800/367-5877 or visiting Virtus’ website at virtus.com. The contents of this SAI are incorporated by reference into the prospectus in their entirety. The Series of the Trust include the following:

➢    Virtus Capital Growth Series

➢    Virtus Growth & Income Series

➢    Virtus International Series

➢    Virtus Multi-Sector Fixed Income Series

➢    Virtus Small-Cap Growth Series

➢    Virtus Small-Cap Value Series

➢    Virtus Real Estate Securities Series

➢    Virtus Strategic Allocation Series

➢    Phoenix Dynamic Asset Allocation Series:   Aggressive Growth*

➢    Phoenix Dynamic Asset Allocation Series: Growth*

➢    Phoenix Dynamic Asset Allocation Series:   Moderate*

➢    Phoenix Dynamic Asset Allocation Series: Moderate   Growth*

*	The four Phoenix Dynamic Asset Allocation Series (Aggressive Growth, Growth, Moderate and Moderate Growth) are referred to in this SAI collectively as the “Phoenix Dynamic Series.”

THE TRUST

The Trust is an open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), with twelve series. It was formed on February 18, 1986 as a Massachusetts business trust and commenced operations on December 5, 1986. Prior to November 5, 2010, the Trust was named The Phoenix Edge Series Fund. All of the Series described in this SAI are classified as diversified under the 1940 Act, except for the Virtus Real Estate Securities Series, which is non-diversified.

Shares in each Series of the Trust are generally available only as underlying investments in a variable accumulation annuity contract or a variable universal life insurance policy issued by a participating insurance company.

PERMITTED INVESTMENTS AND RISK FACTORS

The investment objectives, principal investment strategies and principal risks are set forth in the prospectus. The following supplements that information.

The Phoenix Dynamic Series invest primarily in other investment companies and cash and cash equivalents. For additional information with respect to the Phoenix Dynamic Series, please see the section titled, “Investments in Other Investment Companies.” All of the Series described in this SAI (except the Phoenix Dynamic Series) which invest primarily in other investment companies) may invest in the following investments unless specifically noted otherwise. Additional information detailing investment policies that apply to one or more individual Series is set forth below and is intended to supplement information in the prospectus. Any percentage limitations noted are based on market value at the time of investment.

Unless otherwise stated in the prospectus, many investment techniques are discretionary. That means the advisors or subadvisors may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

Bankers’ Acceptances

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Certificates of Deposit

Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Commercial Bank Obligations

For the purposes of each Series’ investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Series to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Series typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Series. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Commercial Paper

Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has maturity at the time of issuance not exceeding nine months.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specific price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases. Up to 5% of each Series’ assets may be invested in convertible securities that are rated below investment grade (commonly referred to as “junk” securities). Such securities present greater credit and market risks than investment grade securities. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Series is called for redemption, the Series may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Corporate Asset-Backed Securities

Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Corporate Securities

The Series may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.

Debt Securities

The value of a Series’ investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase, and when interest rates rise, the values of such securities generally can be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

Depositary Receipts

Each Series may hold foreign securities. Such investments may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Series’ investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Series may invest in both sponsored and unsponsored ADRs.

Broker/dealers have recently launched another form of depositary receipt which represents an ownership interest in a pro rata portion of a portfolio of debt securities, which may, or may not, include foreign securities. The issuer may be a custodial receipt account held for the benefit of receipt purchasers or a trust. The custodian/ trust passes principal and interest payments received on the underlying portfolio to the receipt holders and also distributes corporate action notices as well. Receipt holders generally pay an annual administrative/trustee fee and may pay a redemption fee. In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the Securities and Exchange Commission (“SEC”) and qualify as Rule 144A securities which may make them more difficult and costly to sell.

Dollar Denominated Foreign Debt Securities

Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

Emerging Market Securities

“Emerging Markets” are those countries or regions with relatively low gross national product per capita compared to the world’s major economies, and those countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets in Asia will include countries: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the advisor to be an emerging market as defined above. The Series may invest in securities of: (i) companies where the principal securities trading market is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; or (iii) companies whose principal activities are located in emerging market countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Series due to subsequent declines in value of the portfolio securities or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

Equity Linked Derivatives

The Series may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor’s Depositary Receipts (“SPDRs”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios as Listed Securities (“OPALS”). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies.

Equity Securities

Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Series invests will cause the net asset value of the Series to fluctuate.

Financial Futures and Related Options

The Series may enter into futures contracts on financial instruments (“financial futures”) for the purchase or sale of debt obligations which are traded on recognized exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission, and may purchase or sell options on financial futures contracts.

Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 and other securities indices. A clearing corporation associated with a board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed.

A futures contract on a debt obligation is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standard face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Series will legally obligate itself to accept delivery of the underlying security and pay the agreed price. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board of Trustees of the Trust. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures positions taken by a Series usually would be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

In contrast to the situation when Series purchase or sell a security, no security is delivered or received by the Series upon the purchase or sale of a financial futures contract. Initially, a Series will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high-grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account. In the case of a call, this amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, or, in the case of a put, is less than the exercise price of the option on the futures contract. For more information regarding options, see below.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. Effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date closes out a futures contract sale. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, effecting a futures contract sale for the same securities and the same delivery date closes out a futures contract purchase. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

A Series may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities denominated in a foreign currency. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position’s underlying securities in the cash market. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges—long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, to a considerable extent, a decline in the market value of securities in a Series’ portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that a Series may wish to buy in the future by purchasing futures contracts.

The purpose of hedging in debt obligations is to establish more certainty than otherwise would be possible in the effective rate of return on portfolio securities. A Series might, for example, take a “short” position in the futures markets by entering into contracts for the future delivery of securities held by it in order to hedge against an anticipated rise in interest rates that would adversely affect the value of such securities. When hedging of this type is successful, any depreciation in the value of securities will be substantially offset by appreciation in the value of the futures position. On the other hand, a Series might take a “long” position by entering into contracts for the future purchase of securities. This could be done when the Series anticipates the future purchase of particular debt securities but expects the rate of return then available in the securities market to be less favorable than rates that are currently available in the futures markets.

Transactions in financial futures contracts and related options will be primarily for hedging purposes. In addition, each Series will not purchase or sell any financial futures contract or related option for non-bona fide hedging purposes if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of the purchase of a futures contract or a call option on a futures contract, any asset—either including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract, minus the initial margin deposit with respect thereto—will be specifically designated in the Series accounting records to fully collateralize the position and thereby ensure that it is not leveraged. The extent to which the Series may enter into financial futures contracts and related options also may be limited by requirements of the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

A Series will incur brokerage fees in connection with its financial futures transactions, and will be required to deposit and maintain Trusts with its custodian in its own name as margin to guarantee performance of its future obligations. These commissions may be higher than those that would apply to purchases and sales of securities directly.

While financial futures would be traded to reduce certain risks, futures trading itself entails certain other risks. One risk arises because of the imperfect correlation between movements in the price of the futures contracts and movements in the price of the debt securities that are the subject of such contracts. In addition, the market price of futures contracts may be affected by certain factors, such as the closing out of futures contracts by investors through offsetting transactions, margin, deposit and maintenance requirements, and the participation of speculators in the futures market. Another risk is that there may not be a liquid secondary market on an exchange or board of trade for a given futures contract or at a given time, and in such event it may not be possible for the Series to close a futures position. Finally, successful use of futures contracts by a Series is subject, where applicable, to the advisor’s or subadvisor’s ability to correctly predict movements in the direction of interest rates and other factors affecting the market for debt securities. Thus, while a Series may benefit from the use of such contracts, the operation of these risk factors may result in a poorer overall performance for the Series than if it had not entered into any futures contract. The risk in purchasing an option on a financial futures contract is that the Series will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Series while the purchase or sale of the contract would not have resulted in a loss.

Immediately after entering into a futures contract for the receipt or delivery of a security, the value of the securities called for by all of the Series’ futures contracts (both for receipts and delivery) will not exceed 10% of its total assets.

Fixed Income Securities

Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a Series fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical ratings organization in the rating of a fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.

Changes in the value of a Series’ securities will not affect cash income derived from these securities but will affect the Series’ net asset value.

Foreign Currency Transactions

For each Series investing in foreign securities, the value of the assets of such Series as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Series may incur costs in connection with conversions between various currencies. A Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unless the Series already owns a security denominated in (or otherwise exposed to) the foreign currency in the same amount as the forward contract, at the time of the purchase of a forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the contract, minus the Series’ initial margin deposit with respect thereto, will be specifically designated in the Series accounting records to fully collateralize the position and thereby ensure that it is not leveraged.

When a Series enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may want to establish the United States dollar cost or proceeds. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, a Series may be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships.

When the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Series’ portfolio securities denominated in or exposed to such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for a Series to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

If the Series retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series would realize gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Series will have to convert holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Foreign Securities

Each Series listed in the chart below may invest its net assets in foreign securities up to the limit stated in the chart. These limitations on investing in foreign securities do not necessarily reflect the actual percentage of net assets in foreign securities by the Series.

Series	% Limits
Virtus Capital Growth	25%
Virtus Growth & Income	20%
Virtus International	100%
Virtus Small-Cap Growth	20%
Virtus Small-Cap Value	10%

The Virtus Multi-Sector Fixed Income Series may invest up to 50% of net assets in foreign debt securities. In addition, the Virtus Strategic Allocation Series may invest in foreign securities up to 20%, but under normal circumstances will not invest more than 10% of its total assets in foreign securities. The Phoenix Dynamic Series may invest in foreign securities indirectly through underlying funds.

The Series may invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. government obligations, are generally guaranteed for principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not or will be unable to meet its obligations. The Series also may purchase securities of nongovernmental issuers considered creditworthy by the advisor or subadvisor, as applicable.

For the Series that may purchase foreign debt securities denominated in foreign currencies (“non-U.S. dollar securities”), the amount invested in such non-U.S. dollar securities may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries’ currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Series may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the advisor believes that the applicable rate is unfavorable at the time the currencies are received or the advisor anticipates, for any other reason, that the NYSE rate will improve, the Series may hold such currencies for an indefinite period of time.

In addition, the Series may be required to receive delivery of the foreign currency underlying forward foreign currency contracts into which it has entered. This could occur, for example, if an option written by the Trust is exercised or the Trust is unable to close out a forward contract. The Series may hold foreign currency in anticipation of purchasing foreign securities. The Series also may elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the advisor, it is in the best interest of the Series to do so. In such instances as well, the Series may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

Indexed Securities

The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, credit default swaps or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government-sponsored entities.

Inverse Floating Rate Obligations

The Series may invest in so-called “inverse floating rate obligations” or “residual interest bonds” or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

Investments in Other Investment Companies

Investments in other investment companies may include open-end investment companies, closed-end investment companies and unit investment trusts. Under the 1940 Act, a Series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Series may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to an exemptive order granted by the SEC.

As the shareholder of another investment company, the Series will bear its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Series pays in connection with its own operations.

Phoenix Dynamic Series

The Phoenix Dynamic Series are four separate Series of the Trust. As noted above, generally, the 1940 Act limits a Series investment in shares of other investment companies (“underlying funds”), including exchange-traded funds ( “ETFs”), unless (i) the underlying funds or the Series has received an order for exemptive relief from the SEC that is applicable to the Series and (ii) the underlying funds and the Series take appropriate steps to comply with any conditions in such order. The Phoenix Dynamic Series operate pursuant to an exemptive order issued by the SEC (the “Exemptive Order”) that permits each of the Phoenix Dynamic Series to invest in affiliated or unaffiliated funds beyond the limits in the 1940 Act, subject to certain terms and conditions.

One condition of the Exemptive Order requires that, prior to a Series’ acquisition of more than 3% of outstanding voting securities of an unaffiliated underlying fund, the Series and the underlying fund enter into an agreement addressing each party’s responsibilities under the Exemptive Order. There is no guarantee that a particular underlying fund will enter into such an agreement. Therefore, a Phoenix Dynamic Series may be prevented from allocating its investment in the manner that the advisor considers optimal. In these instances, the advisor may select a similar underlying fund, or a “Stock Basket” (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) as an alternative. A Phoenix Dynamic Series may also invest in Stock Baskets when the advisor believes they represent more attractive opportunities than similar underlying funds.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Series may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the advisor believes it is in a Series’ interest to do so.

After issuance by the ETF, shares may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange (“NYSE”)), and the shares may be purchased and sold throughout the trading day based on their market price. Notwithstanding the ability to purchase and redeem creation units, the advisor anticipates purchasing and selling ETF shares for the Series on the exchanges on which the ETF’s shares are traded.

There is a risk that the ETFs in which a Series invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Series may invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Series believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate underlying fund tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate underlying fund would be available for investment at that time.

Junk Bonds

The chart below sets forth the Series that are permitted to invest in junk bonds and the percentage of net assets each Series may invest in such securities.

Series	% Limits
Virtus Multi-Sector Fixed Income	50%
Virtus Strategic Allocation	10%

The Phoenix Dynamic Series may invest in junk bonds indirectly through underlying funds. Junk bonds are non-investment grade debt securities. The market prices of such lower-rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher-rated securities. Additionally, there is a greater possibility that an adverse change in the financial condition of an issuer, particularly a higher leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Series seeking recovery from the issuer. Lower-rated securities may be thinly traded and less liquid than higher-rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

Lending of Portfolio Securities

Subject to certain investment restrictions, a Series may, from time to time, subject to the Trustees’ and Trust Treasurer’ approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Series lending its securities. When securities or a letter of credit are used as collateral, a Series will receive a lending fee paid by the borrower of the securities. A Series will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Series is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Series may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Series, a Series would be subject to risk of loss due to an increase in value if the borrower fails to return the borrowed securities for any reason (such as the borrower’s insolvency). In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Series must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Series could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Series.

Leverage

Each Series may borrow funds to meet redemption requests. Except as set forth below, the Series will borrow only from banks, and only if immediately after such borrowing the value of the assets of the Series (including the amount borrowed), less its liabilities (not including any borrowings) is at least three times the amount borrowed. Each Series may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes. The amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Series’ assets computed as provided above become less than three times the amount of the borrowings for investment purposes, the Series, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage. If the value of such Series’ assets decreases and the amount of the loans exceed one-third of the Series’ net assets, the Series must reduce its outstanding loans within three business days so that the amount of the loan does not exceed one-third of the Series’ net assets. In a declining market a Series may have to sell securities under poor market conditions to maintain the required asset coverage.

The Virtus Growth & Income Series may not borrow except from banks for emergency or other extraordinary purposes.

Interest on money borrowed will be an expense of those Series with respect to which the borrowing has been made. Because such expense otherwise would not be incurred, the net investment income of such Series is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing also must be made subject to an agreement by the lender that any recourse is limited to the assets of such Series with respect to which the borrowing has been made.

Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net assets value of such Series shares to rise faster than otherwise would be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover its cost (including any interest paid on the monies borrowed) to such Series, the net asset value of the Series will decrease faster than otherwise would be the case.

Loans and Other Direct Indebtedness

The Series may purchase loans and other direct indebtedness. In purchasing a loan, the Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrowers obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lenders interest in a loan either directly from the lender or through an intermediary. The Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other direct indebtedness acquired by the Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will at all times hold and specifically designate in the Series accounting records, cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The Series’ ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, the advisor will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. As the Series may be required to rely upon another lending institution to collect and pass onto the Series amounts payable with respect to the loan and to enforce the Series’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the Series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of the Series’ portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

Mortgage-Backed Securities

Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit (“REMIC”) certificates and collateralized mortgage obligations (“CMOs”). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), for Fannie Mae (formerly Federal National Mortgage Association (“FNMA”)). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Fannie Mae or Freddie Mac (“Freddie Mac”) (formerly the Federal Home Loan Mortgage Corporation (“FHLMC”)), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may also issue mortgage pass-through securities. Various forms of insurance or guarantees may support some of these mortgage pass-through securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs that may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”)—insured or Veterans Administration (“VA”)—guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Fannie Mae operates in the U.S. secondary mortgage market. Rather than making home loans directly with consumers, it works with mortgage bankers, brokers, and other primary mortgage market partners to help ensure they have funds to lend to home buyers at affordable rates. Fannie Mae finds mortgage investments primarily by issuing debt securities in the domestic and international capital markets.

Fannie Mae was established as a federal agency in 1938, and in 1968 was chartered by Congress as a private shareholder-owner company. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of Fannie Mae. In addition, the U.S. Department of the Treasury agreed to provide up to $100 billion of capital as needed to ensure the company continues to provide liquidity to the housing and mortgage markets.

Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for its national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

At December 31, 2008, Freddie Mac’s liabilities exceeded its assets under generally accepting accounting principals by $(30.6) billion, and stockholders’ equity (deficit) totaled $(30.7) billion. On March 31, 2009, pursuant to a request by the Director of FHFA, the U.S. Department of the Treasury provided $30.8 billion in immediately available funds to Freddie Mac and in accordance with the terms of the Senior Preferred Stock Purchase Agreement between Freddie Mac and the U.S. Department of the Treasury, in order to address the $30.7 billion deficit in stockholders’ equity that existed at December 31, 2008. [to be provided by amendment]

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Governmental entities, private insurers and the mortgage poolers issue the insurance and guarantees. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages’ scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment. Pass-through securities are forms of derivatives.

Mortgage “Dollar-Roll” Transactions

A Series may enter into mortgage “dollar roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee. If the income and capital gains from the Series’ investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series’ right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the advisor’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Options

Buying Call and Put Options. Each of the Series may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities, securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Series may invest in call and put options whenever, in the opinion of the advisor or subadvisor, a hedging transaction is consistent with its investment objectives. The Series may sell a call option or a put option that it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Series may lose the premium it paid plus transaction costs.

The seller of an option receives a cash payment or premium at the time of sale, which is retained by the seller whether or not, the option is exercised. This premium represents consideration to the seller for undertaking the obligation under the option contract. In the case of call options, the premium compensates the seller for the loss of the opportunity to profit from any increase in the value of the security or the index. The premium to a seller of a put option compensates the seller for the risk assumed in connection with a decline in the value of the security or index.

A call option on a security or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security or foreign currency at the exercise price at any time during the option period.

A put option on equity or debt securities gives the holder the right to sell such a security at a specified price (the exercise price) for a stated period of time. Prior to the expiration of the option, the seller of the option has an obligation to buy the underlying security from the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised.

Call and put options on stock market indexes operate the same way as call and put options on equity or debt securities except that they are settled in cash. In effect, the holder of a call option on a stock market index has the right to buy the value represented by the index at a specified price and for a stated period of time. Conversely, the holder of a put option on a stock market index has the right to sell the value represented by the index for a specified price and for a stated period of time. To be settled in cash means that if the option is exercised, the difference in the current value of the stock market index and the exercise value must be paid in cash. For example, if a call option was bought on the XYZ stock market index with an exercise price of $100 (assuming the current value of the index is 110 points, with each point equal to $1.00), the holder of the call option could exercise the option and receive $10 (110 points minus 100 points) from the seller of the option. If the index equals 90 points, the holder of the option receives nothing.

A Series may close an open call or put option position by selling a call option, in the case of an open call position, or a put option, in the case of an open put option, which is the same as the option being closed. The Series will receive a premium for selling such an option. The premium received may be more than, equal to or less than the premium paid by the Series when it bought the option that is being closed.

The premium paid by the Series for the purchase of a call or a put option and the expiration or closing sale transaction with respect to such options are treated in a manner analogous to that described above, except there is no liability created to the Series. The premium paid for any such option is included in assets and marked to the market value on a current basis. If the options expire, the Series will realize a short-term loss on the amount of the cost of the option. If a purchased put or call option is closed out by the Series entering into a closing sale transaction, the Series will realize a short-term gain or loss, depending upon whether the sale proceeds from the closing sale transaction are greater or less than the cost of the put or call option.

Writing (Selling) Call and Put Options. Prior to the expiration of the option, the seller of a call option has an obligation to sell the underlying security to the holder of the option at the original price specified regardless of the market price of the security at the time the option is exercised. The seller of the call option receives a cash payment (premium) at the time of sale, which premium is retained by the seller whether or not the option is exercised. The premium represents consideration to the seller for undertaking the obligations under the option contract and thereby foregoing the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except insofar as the premium represents such a profit).

Upon exercise by the purchaser, the writer of a call option has the obligation to sell the underlying security or foreign security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. The writer (seller) may terminate a call option by entering into a closing purchase transaction in which it purchases an option of the same Series as the option previously written.

A put option on a security or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the options depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The Series may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices and foreign currencies. The Series may, with respect to securities and foreign currencies, write call and put options on an exchange or over the counter. Call options on portfolio securities will be covered since the Series will own the underlying securities or other securities that are acceptable for escrow at all times during the option period. Call options on securities indices may be written to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged. Call options on foreign currencies and put options on securities and foreign currencies will be covered by securities acceptable for escrow. The Series may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts.

The Series will write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Series’ ability to close out options it has written.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for any appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a portfolio’s ability to close out options it has written.

The Series may cover written call options with any assets, including equity securities and noninvestment grade debt, so long as the assets are liquid, unencumbered and marked to market daily (“liquid assets”), in the accounting records of the Series in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Series should the value of the underlying security increase and the option be exercised.

A written put option contract may be covered with liquid assets on the accounting records of the Series. While this may help ensure that the Series will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Series should the value of the underlying security decrease and the option be exercised.

Writing Covered Call Options. The Series may write (sell) covered call options on securities owned by them, including securities into which convertible securities are convertible, provided that such call options are listed on a national securities exchange.

When a Series writes a covered call option, an amount equal to the premium received by it is included in assets of the Series offset by an equivalent liability. The amount of the liability is subsequently marked to reflect the current market value of the written option. Market value is the last sale price of the options on the NYSE or other market on which it is traded or, in absence of a sale, the mean between last bid and offer prices. If an option which the Series has written either ends or the Series enters into a closing purchase transaction, the Series realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option concludes.

Premium income earned with respect to a qualified covered call option which lapses or experiences gain or loss from such an option which is closed out (other than by exercise) generally will be short-term capital gain or loss. Further, gain or loss with respect to the exercise of such an option generally will be short-term or long-term depending upon the actual or deemed holding period of the underlying security. However, any loss realized from writing a “qualified covered call option” which has a strike price less than the applicable security price (defined in Section 1092(C)(4)(G) of the Code) will be treated as a long-term capital loss, if gain from the sale of the underlying security at the time the loss is realized would be long-term capital gain. Also, with respect to such options, the holding period of the underlying security will not include any period during which the Trust has an outstanding written option.

Purchasing Warrants and Stock Rights. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options.

Over-the-Counter (“OTC”) Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored or caused to be monitored by the advisor or subadvisor and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Trust understands the position of the SEC staff to be that purchased OTC options and the assets used as “cover” for written OTC options are generally considered illiquid securities. Although the dealers with which a Series will engage in OTC options transactions are generally agreeable to and capable of entering into closing transactions, the Trust has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Series.

A Series will engage in OTC options transactions only with dealers that meet certain credit and other criteria established by the Board of Trustees of the Trust. The Trust and the advisor believe that the approved dealers present minimal credit risks to the Trust and, therefore, should be able to enter into closing transactions if necessary. A Series currently will not engage in OTC options transactions if the amount invested by the Series in OTC options, plus a “liquidity charge” related to OTC options written by the Series in illiquid securities plus any other portfolio securities considered to be illiquid, would exceed 10% of the Series’ total assets. The “liquidity charge” referred to above is computed as described below.

The Series anticipates entering into agreements with dealers to which the Series sell OTC options. Under these agreements a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”). The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

PIK Bonds

Payment-in-kind (PIK) bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series’ distribution obligations.

Private Placements and Rule 144A Securities

Each Series may purchase securities, which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Series in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”). Public sales of such securities by a Series may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Series may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the subadvisor, under procedures adopted by the Trustees, determine the secondary market is liquid, Rule 144A Securities will be considered illiquid. Trustees may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Series: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security; and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of these Series’ illiquid securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Series, other than those listed below, may invest up to 15% of its net assets in illiquid securities.

Privatizations

The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Series may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Real Estate Investment Trusts

REITs pool investors’ Trusts for investment primarily in income-producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs generally can be classified as follows:

➢	Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

➢	Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

➢	Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs also are subject to potential defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Series to possibly fail to qualify as a regulated investment company.

REITs are like closed-end investment companies in that they are essentially holding companies that rely on professional managers to supervise their investments.

Repurchase Agreements

Repurchase Agreements are agreements by which a Series purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted 1940 Act, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. In fact, such a transaction is a loan of money to the seller of the securities.

A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the accounts of the custodian of the Trust maintained in a central depository or book-entry system or by physical delivery of the securities to the Trust’s custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within 7 days.

Even though repurchase transactions usually do not impose market risks on the purchasing Series, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Series might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

Each Series may invest in repurchase agreements. However, no more than 15% of a Series’ net assets will be invested in repurchase agreements having maturities of more than 7 days. Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Board of Trustees and the advisor or subadvisor, as applicable, acting at the Board’s direction, to be creditworthy. In addition, the repurchase agreements are fully collateralized by the underlying instrument and are marked to market every business day. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction.

Reset Options

In certain instances, the Series may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Reverse Repurchase Agreements

A reverse repurchase agreement is a borrowing transaction in which the Series transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. A Series will specifically designate in its accounting records the liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. A Series may borrow through reverse repurchase agreements in connection with meeting requests for the redemption of a Series shares. Transactions involving reverse repurchase agreements may increase fluctuations in the market value of a Series’ assets and may be viewed as a form of leverage. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Series may decline below the price at which the Series is obligated to repurchase the securities.

Short Sales

The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which a Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The broker, to the extent necessary to meet margin requirements until the short position is closed out will retain the net proceeds of the short sale. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

Short Sales Against the Box

The Series may make short sales “against the box,” i.e., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Small and Mid Capitalization Securities

Investments in small or mid capitalization companies involve greater risk than is generally associated with larger, more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger companies. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium-sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Speculative Bonds

The Series may invest in fixed income and convertible securities rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Corporation (“Standard & Poor’s”), Fitch or Duff & Phelps Credit Rating Company (“Duff & Phelps”) and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class) while the other class will receive all of the principal (the principal-only or

“PO” class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

Swap Agreements

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Series’ obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Series’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating in the Series accounting records the liquid assets to avoid any potential leveraging of the Series’ holdings. The Series will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Series’ assets.

Whether the Series’ use of swap agreements will be successful in furthering its investment objective will depend on an advisor or subadvisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty. The advisor or subadvisor will cause the Series to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Series’ repurchase agreement guidelines. Certain restrictions imposed on the Series by the Internal Revenue Code may limit a Series’ ability to use swap agreements. The swaps market is largely unregulated. Swaps agreements generally are exempt or excluded from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Series’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Temporary Borrowing

The Series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

Time Deposits

Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which negotiable certificates are not received.

U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have maturity of greater than five years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation,

Federal Intermediate Credit Banks, Banks for Cooperatives and the U.S. Postal Service. Securities issued or guaranteed by the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration and Small Business Administration are supported by the full faith and credit of the U.S. Treasury. Securities issued or guaranteed by Federal National Mortgage Association and Federal Home Loan Banks are supported by the right of the issuer to borrow from the Treasury. Securities issued or guaranteed by the other agencies or instrumentalities listed above are supported only by the credit of the issuing agency.

Variable and Floating Rate Obligations

Investments in variable or floating rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

When-Issued Securities

The Series may purchase securities on a when-issued basis. New issues of certain securities are offered on a when-issued basis, that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate if any, that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Series will generally make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the Series may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Series purchases securities on a when-issued basis, cash or liquid securities equal in value to commitments for the when-issued securities will be specifically designated in the Series accounting records. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Securities purchased on a when-issued basis are subject to changes in market value. Therefore, to the extent the Series remains substantially fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in the net asset values than if the Series merely set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains. When the time comes to pay for when-issued securities, the Series will meet its obligations from then available cash flow, the sales of securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). Lastly, investing in when-issued securities includes the risk that the securities may never be issued, in which event the Series may incur expenses associated with unwinding such transactions.

“Yield Curve” Options

The Series may enter into options on the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the advisor, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be “covered.” A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series’ net liability under the two options. Therefore, the Series’ liability for such a covered option is generally limited to the difference between the amount of the Series’ liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

Zero and Deferred Coupon Debt Securities

The Series may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” obligations) or until maturity (“zero coupon” obligations). Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are purchased by the Series at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Series’ shares may decline more as a result of an increase in interest rates than would be the case if the Series did not invest in deferred or zero coupon bonds.

ADDITIONAL INVESTMENT POLICIES OF CERTAIN SERIES

The following policies are non-fundamental and may be changed without shareholder vote.

Virtus Growth & Income Series

The Virtus Growth & Income Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE.

Virtus International Series

The Virtus International Series may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the NYSE.

This Series also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The Series may invest in nonconvertible fixed income securities of non-U.S. issuers when the advisor believes that such securities are appropriate for the achievement of the Series’ investment objective. The nonconvertible fixed income securities may consist of: corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services or, if unrated, are deemed by the advisor to be of comparable credit quality; and securities issued by foreign governments and supranational agencies (such as the World Bank).

Virtus Multi-Sector Fixed Income Series

The Virtus Multi-Sector Fixed Income Series may only purchase a call option to terminate a previously written call option. (See “Writing Covered Call Options.”)

Virtus Real Estate Securities Series

As the Virtus Real Estate Securities Series invests in REITs, investors will bear not only the proportionate share of the expenses of the Series but also, the similar expenses of the underlying REITs.

The Virtus Real Estate Securities Series will not invest in real estate directly, but only in securities issued by real estate companies. However, the portfolio may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage trusts, overbuilding, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

The Virtus Real Estate Securities Series may invest in debt securities rated BBB or better by Standard & Poor’s or Baa or better by Moody’s or, if not rated, are judged to be of comparable quality as determined by Duff & Phelps. In choosing debt securities for purchase by the Series, Duff & Phelps will employ the same analytical and valuation techniques utilized in managing the equity portion of the Virtus Real Estate Securities Series holdings and will invest in debt securities only of companies that satisfy Duff & Phelps’ investment criteria.

Virtus Strategic Allocation Series

Immediately after entering into an opening option position, the total value of all open option positions based on exercise price will not exceed 10% of the Virtus Strategic Allocation Series’ total assets.

Market Segment Investments. The Virtus Strategic Allocation Series seeks to achieve its investment objective by investing in the three market segments of stocks, bonds and money market instruments described below.

➢	Stocks—common stocks and other equity-type securities such as preferred stocks, securities convertible into common stock and warrants;

➢	Bonds—bonds and other debt securities with maturities generally exceeding one year, including:

•

publicly-offered straight debt securities having a rating within the 4 highest grades as determined by Moody’s (Aaa, Aa, A or Baa) or Standard & Poor’s (AAA, AA, A or BBB) or, if unrated, those publicly-offered straight debt securities which are judged by the Account to be of equivalent quality to securities so rated;

•	obligations issued, sponsored, assumed or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities;

•

obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, provided such obligations have a rating within the highest grades as determined by Moody’s (Aaa, Aa or A) or Standard & Poor’s (AAA, AA or A) and do not exceed 25% of the Virtus Strategic Allocation Series’ total assets;

•

publicly offered straight debt securities issued or guaranteed by a national or state bank or bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the 3 highest grades as determined by Moody’s (Aaa, Aa or A) or Standard & Poor’s (AAA, AA or A), and certificates of deposit of such banks; and

•

high yield, high risk fixed income securities (commonly referred to as “junk bonds”) having a rating below Baa by Moody’s or BBB by Standard & Poor’s or unrated securities of comparable quality provided such securities do not exceed 10% of the Virtus Strategic Allocation Series’ total assets.

➢	Money Market—money market instruments and other debt securities with maturities generally not exceeding one year, including:

•	those money market instruments described in this SAI; and

•

reverse repurchase agreements with respect to any of the foregoing obligations. Reverse repurchase agreements are agreements in which the Series, as the seller of the securities, agrees to repurchase them at an agreed time and price. This transaction constitutes a borrowing of money by the seller of the securities. The Series will maintain sufficient Trusts in a segregated account with its custodian to repurchase securities pursuant to any outstanding reverse repurchase agreement. The Series is required to maintain asset coverage of at least 300% at all times for all obligations under reverse repurchase agreements.

Trading. The advisor will engage in trading when it believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether these goals will be achieved through trading depends on the advisor’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations. If the advisor’s evaluations and expectations prove to be incorrect, the Series’ income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs. Purchases and sales of securities will be made, whenever necessary, in the advisor’s view, to achieve the total return investment objective of the Series without regard to the resulting brokerage costs.

In addition to the traditional investment techniques for purchasing and selling and engaging in trading, the Virtus Strategic Allocation Series may enter into financial futures and options contracts.

INVESTMENT RESTRICTIONS

The Trust’s fundamental policies as they affect any Series cannot be changed without the approval of a vote of a majority of the outstanding shares of such Series, which is the lesser of (i) 67% or more of the voting securities of such Series present at a meeting if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon by any Series if a majority of the outstanding voting securities of that Series votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust. Compliance with applicable percentage thresholds is measured as of the time of initial investment.

Fundamental Investment Restrictions

The following investment restrictions are fundamental policies of the Series described in this SAI and may not be changed except as described above.

1.

A Series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies, if: (a) such purchase would, at the time, cause more than 5% of the Series’

total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Series. This restriction does not apply to the Virtus Real Estate Securities Series.

2.	A Series may not purchase securities in a given industry if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). This restriction does not apply to the Virtus Real Estate Securities. In addition, the Virtus Strategic Allocation Series may invest more than 25% of its assets in the banking industry.

3.	A Series may not issue senior securities in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

4.	A Series may not borrow money, except (i) in amounts not to exceed one third of the value of the Series’ total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement shall not constitute borrowing.

5.	A Series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a Series may be deemed to be an underwriter under the applicable law.

6.	A Series may not purchase or sell real estate, except that a Series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Series as a result of the ownership of securities.

7.	A Series may not lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties except that a Series may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

8.	A Series may not purchase or sell commodities or commodity contracts, except a Series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

PORTFOLIO TURNOVER

The portfolio turnover rate of each Series is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Series’ securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series’ shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rates for each Series are set forth under “Financial Highlights” in the prospectus. The portfolio turnover rates for Virtus Small-Cap Value Series may have been a higher than average portfolio turnover rate for 2009 since a new subadvisor was appointed to manage the Series.

MANAGEMENT OF THE TRUST

Unless noted otherwise, the address of each Trustee is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees.

Independent Trustees

Name, and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

Roger A. Gelfenbien 67	Trustee; Lead Independent Trustee and Chairperson of the Audit Committee	Served since 2000	Retired.	12	Director, Webster Bank (2003-present). Director, USAllianz Variable Insurance Product Trust, 23 funds (1999-present).

Eunice S. Groark 72	Trustee; Chairperson of Governance and Nominating Committee	Served since 1999	Attorney, private practice.	12	Director, People’s Bank (1995-present).

John R. Mallin 59	Trustee	Served since 1999	Partner/Attorney, McCarter & English LLP (2003-present).	12	N/A

Hassell H. McClellan 64	Trustee; Chairperson of Investment Performance Committee	Served since 2008	Associate Professor, Wallace E. Carroll School of Management, Boston College (1984-present).	12	Independent Trustee, John Hancock Trust (2000-present) and John Hancock Funds II (2005-present). Board of Overseers, Tufts University School of Dental Medicine (2000-2008). Board of Directors, Barnes, 2010.

Philip R. McLoughlin 64	Chairman/Trustee;	Served since 2003	Partner, Cross Pond Partners, LLC, (2006-present).	17	Director, World Trust Fund. Director/Trustee/ Chairperson, Virtus Mutual Funds (1989-present).

Officers

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

George R. Aylward 46	President	Indefinite Term; Served since November 2010	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Director and President (2006-2008), Chief Operating Officer (2004-2006), Vice President, Finance, (2001-2002), Phoenix Investment Partners, Ltd. and/or certain of its subsidiaries. Various senior officer and directorship positions with Virtus (formerly Phoenix) affiliates (2005-present). Senior Executive Vice President and President, Asset Management (2007-2008), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President and Chief of Staff (2001-2004), The Phoenix Companies, Inc. Various senior officer and directorship positions with Phoenix affiliates (2005-2008). President (2006-present), Executive Vice President (2004-2006), the Virtus Mutual Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present)

Marc Baltuch 900 Third Avenue New York, NY 10022 64	Independent Chief Compliance Officer (“CCO”)	Indefinite Term; Served since 2004	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice President and Compliance Officer, certain of the Trusts in the Virtus Trust Family; Vice President, The Zweig Total Return Trust, Inc. (2004-present); Vice President, The Zweig Trust, Inc., (2004-present); President and Director of Watermark Securities, Inc. (1991-present)

Kevin J. Carr 56	Vice President, Chief Legal Officer (“CLO”), Counsel and Secretary	Indefinite Term; Served since November 2010	Senior Vice President (since 2009), Counsel and Secretary (2008-present) and Vice President (2008-2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President and Counsel, Phoenix Life Insurance Company (2005-2008). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995-2005).

W. Patrick Bradley 38	Sr. Vice President, Chief Financial Officer (“CFO”), Treasurer and Principal Accounting Officer	Indefinite Term; Served since November 2004	Senior Vice President, Fund Administration (since 2009), Vice President, Fund Administration (2007-2009), Second Vice President, Fund Control & Tax (2004-2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly known as Phoenix Investment Partners, Ltd., and an affiliate of The Phoenix Companies, Inc., through 2008). Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (2006-present), Assistant Treasurer (2004-2006), Virtus Variable Insurance Trust. Chief Financial Officer and Treasurer (2005-present), Assistant Treasurer (2004-2006), certain funds within the Virtus Mutual Funds Family (formerly known as the Phoenix Funds, and affiliates of The Phoenix Companies, Inc., through 2008).

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Francis G. Waltman 48	Senior Vice President	Indefinite Term; Served since November 2010	Executive Vice President, Head of Product Management (since 2009), Senior Vice President, Asset Management Product Development (2008-2009), Senior Vice President, Asset Management Product Development (2005-2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries (formerly known as Phoenix Investment Partners, Ltd., and an affiliate of The Phoenix Companies, Inc., through 2008). Director (2008-present), Director and President (2006-2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (since 2008).

None of the Trustees or officers directly own shares of the Trust. The Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Trust.

The Board and Oversight Function.  The Board is responsible for oversight of the Fund. The Fund has engaged Virtus Investment Advisers, Inc. (“VIA”) to manage the Fund on a day-to-day basis. The Board is responsible for overseeing VIA and the other service providers in the operations of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit, Governance and Nominating, Executive, and Investment Performance Committees—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Although each committee is composed exclusively of Independent Trustees, any interested Trustees may also attend the Committee meetings. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer for the Fund.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees

The Governance and Nominating Committee of the Board, which is composed of five Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and would conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such. Each of the five Independent Trustees has been a Board member for approximately ten years. The two interested Trustees have served the Fund for approximately six years. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria. In addition, the Board has taken into account the actual service, commitment and participation of each Trustee during his or her past tenure with the Fund in concluding that each Trustee should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a director of the Fund, is as follows.

Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having ten years experience with an unaffiliated fund as a director.

Mrs. Groark, currently retired, was a sole practitioner attorney for ten years. Mrs. Groark was elected Connecticut’s first female Lieutenant Governor in 1990 (in office 1991-1995) and served as Corporation Counsel in Hartford, CT from 1987 to 1990. She also served on the Hartford, CT City Council for four years. Mrs. Groark was a director of a Bank of America predecessor.

Mr. Mallin is a real estate partner and practice group leader for the Real Estate / Construction / Environmental Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate.

Mr. McClellan has extensive business experience in advising and consulting with companies to improve the company’s management and operations, as well as serving as a business educator at several colleges.

Mr. McLoughlin has extensive investment advisory experience. He was the Chairman (1997-2002) and Chief Executive Officer (1995-2002) for Phoenix Investment Partners, Ltd., an investment advisor registered with the SEC. He was also the Chief Investment Counsel (12/1994-2002) for Phoenix Investment Partners, Ltd. and the General Counsel (1983-1988) for Phoenix Mutual Life Insurance Company.

The Board believes that, collectively, the Trustees have the appropriate experience, qualifications, attribute, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with VIA, the subadvisors, the Administrator, VP Distributors, Inc., and other service providers, the independent CCO, CLO and Fund’s independent registered public accounting firm.

Mr. McLoughlin, the Chairman of the Board, is an Independent Trustee. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Trustees and management. The Trustees have determined that the Board’s leadership by the Chairman, Lead Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and VIA, the subadvisors and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks, among others. In general, the Board exercises oversight of the risk management process primarily through the Audit Committee and Investment Performance Committee, as well as through oversight by the Board itself. In particular, the day-to-day investment risk, including credit and liquidity risks, is managed by VIA, the subadvisors, and the Administrator. Operational risk and overall business risk is managed by the Administrator, CCO, and other service providers. Compliance risk is managed by the CCO and VIA’s Chief Compliance Officer.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities, especially the Investment Performance Committee. The Fund’s investment management is carried out by or through VIA, the subadvisors and other service providers. Each of these persons has an independent interest in risk management functions but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. For example, the Trustees conduct occasional on-sight visits to the subadvisors and the independent CCO conducts on-sight visits to the service providers on an annual basis. In general, the Trustees receive quarterly reports from, among others, management, VIA’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and independent counsel to the Independent Trustees, if requested by the Trustees, regarding risks faced by the Fund and VIA’s and the subadvisor’s management programs.

Not all risks can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of all risks. Moreover, it is necessary to bear certain risks such as investment-related risks to achieve the Fund’s goals. As a result, Fund’s ability to manage risk is subject to substantial limitations.

Committees of the Board

Audit Committee.  The Board has an Audit Committee comprised of entirely Independent Trustees. Audit Committee members are; Roger A. Gelfenbien, Eunice S. Groark, John R. Mallin, and Hassell H. McClellan. The Audit Committee meets with the Trust’s Independent auditors to review the scope of their services, including non-audited functions, as well as the results of their examination of the Trust’s financial statements. The Audit Committee also meets with the Independent auditors to review the adequacy of the Trust’s accounting policies and procedures. The Audit Committee met in person two times and had two telephonic meetings in 2009.

Governance and Nominating Committee.  The Board has a Governance and Nominating Committee comprised entirely of Independent Trustees that selects and nominates new candidates for election as Independent Trustees; develops and recommends to the Board a set of governance principles applicable to the Trust; oversees annually the evaluation of the Board, this Committee and management of other committees of the Trust; and assists the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Trust. The Governance and Nominating Committee will not consider nominees recommended by Policyholders or Contract owners. Eunice S. Groark,

Roger A. Gelfenbien, John R. Mallin, and Hassell H. McClellan comprise the Governance and Nominating Committee. The Governance and Nominating Committee met in person four times in 2009.

Investment Performance Committee.  The Board has an Investment Performance Committee comprised entirely of Independent Trustees that monitors and reviews the investment performance of the Trust. Investment Performance Committee members are Eunice S. Groark, Roger A. Gelfenbien, John R. Mallin, and Hassell H. McClellan. The Investment Performance Committee met in person four times in 2009.

Executive Committee.  The Executive Committee can act for the Board of Trustees in any manner that the Board of Trustees may direct subject to the 1940 Act. Eunice S. Groark, and John R. Mallin serve as members of the Executive Committee of the Board of Trustees. The Executive Committee did not meet in 2009.

Compensation Table

Trustee costs are allocated equally to each of the Series of the Trust. Officers and employees of the advisor who are “interested persons” are compensated by the advisor and receive no compensation from the Trust. Each Independent Trustee receives from the Trust a $20,000 retainer plus $8,000 for each Board meeting attended, $4,000 for attendance at each special in person or telephonic attendance at regularly scheduled in person meeting and $1,000 per telephonic attendance at special telephone meeting. The Lead Director receives an additional $5,000 retainer fee. The Chairperson of the Governance and Nominating Committee receives an additional $2,000 retainer fee. The Chairperson of the Investment Performance Committee receives an additional $2,000 retainer fee. Committee members receive an additional fee of $2,000 for each committee meeting attended. The Chairperson of the Audit Committee receives an additional $2,000 retainer fee. In addition, the Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust. The Trustees received the following compensation from the Trust for the year ended December 31, 2009:

Name	Aggregate Compensation+ from Trust
Frank M. Ellmer†	$68,000	†
Roger A. Gelfenbien	$54,000
Eunice S. Groark	$62,000
Frank E. Grzelecki*	$57,000
John R. Mallin	$60,000
Hassell H. McClellan	$63,000
Philip R. McLoughlin	$60,000

TOTAL	$424,000

*	Frank E. Grzelecki retired from the Trust as of December 31, 2009
†	Frank M. Ellmer retired from the Trust as of June 30, 2010.
+	For 2009, each Independent Trustee received from the Trust a $20,000 retainer, $8,000 quarterly Board fee for attendance, $4,000 for a scheduled in-person or telephonic meeting, and $1,000 for a special telephonic Board or Committee meeting. The Lead Director and Committee Chairpersons compensation remains the same as the 2008 compensation.
A deferred compensation plan is available to the Trustees. Neither the Fund nor any affiliates provide additional compensation with respect to this deferred compensation plan.

Trustee Ownership of Securities

As of December 31, 2009, no Trustee owned beneficially any shares of the Trust or any portfolio in the family of investment companies.

Interests of Independent Trustees

SEC Release No. 33-7932 requires, among other things, that for certain regulatory filings made after February 15, 2002, mutual Trust registrants must disclose potential conflicts of interest involving trustees that could affect their independence. These requirements require disclosure by each Independent Trustee, or their immediate family members, of any direct or indirect interests or material interests, which exceed $120,000, during the two most recently completed calendar years, or which could impact on their independence. An Independent trustee has agreed to provide the following disclosures in accordance with the referenced release. The trustee maintains that the existence of these facts or circumstances have not, or do not, in any manner, affect her ability to serve as impartial and Independent trustees.

Mrs. Groark’s husband, Tom Groark, is Of Counsel to the law firm of Day Pitney LLP (“Day”). During the last completed calendar year, Day provided legal services to Phoenix affiliates. Mr. Groark did not work on or have any other involvement with any of these matters and they did not have a material effect on his compensation.

Board of Trustees’ Consideration of Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Trust’s annual and semiannual reports covering the period January 1, 2009 through December 31, 2009.

Description of Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Series, each of which represents an equal proportionate interest in that Series.

For each Series, the Trust currently issues only one class of shares that participates equally in dividends and distributions and has equal voting, liquidation and other rights. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Series. Shareholders have no preemptive conversion or exchange rights. When issued for the consideration described in the prospectus, the shares are fully paid and nonassessable by the Trust. The Declaration of Trust provides that the Trustees of the Trust may create additional Series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

Voting

Each share of each Series entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Series, only the shareholders of such Series will be entitled to vote. Under the Declaration of Trust and Massachusetts business trust law, the Trust is not required to hold annual shareholder meetings. It is not anticipated that the Trust will hold shareholder meetings unless required by law, although special meetings may be called for a specific Series, or for the Trust as a whole, for the election or removal of a Trustee, changing a fundamental policy, or approving a new or amended advisory contract or subadvisory agreement. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding voting shares may remove a person serving as trustee either by written instrument or at a meeting held for that purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as a Trustee, if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from the variable contract owners and will vote the shares in the separate account in proportion to the voting instructions received. The Trust’s shares do not have cumulative voting rights.

Manager of Managers Exemptive Order

The Trust and Virtus Investment Advisers, Inc. (“VIA”) have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which VIA will, subject to supervision and approval of the Trust’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Series of the Trust. The Trust and VIA therefore with approval from the Board of Trustees have the right to hire, terminate, or replace certain subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of a subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisors to the Board of Trustees and recommend their hiring, termination and replacement. Within 90 days of the hiring of any new subadvisor for a Series, variable contract owners that are invested in the Series through their contract will be furnished with all information about the new subadvisor that would be in a proxy statement seeking shareholder approval of the new subadvisor.

Mixed and Shared Funding

Shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trustees currently do not foresee any such differences or disadvantages at this time. However, the Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Trust or shares of another fund may be substituted.

Control Persons

Phoenix Life Insurance Company (“Phoenix”), PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company (“PLAC”), offering variable insurance and annuity products, own 100% of the outstanding shares of the Trust.

Phoenix (a New York insurance company) is a direct, wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX”). PHL Variable (a Connecticut insurance company) and PLAC (a Connecticut insurance company) are wholly owned subsidiaries of PM Holdings, Inc. PM Holdings, Inc. is a direct, wholly owned subsidiary of Phoenix. The executive offices of the companies are located at One American Row, Hartford, CT. No shares are held by any advisor or subadvisor of the Trust. A shareholder owning of record or beneficially more than 25% of a Series’ outstanding shares may be considered a controlling person. That Shareholder’s vote could have a more significant effect on matters presented at a Shareholders’ meeting than votes of other Shareholders.

THE INVESTMENT ADVISORS, SUBADVISORS AND PORTFOLIO MANAGERS

The Investment Advisors

The Trust has entered into Investment Advisory Agreements (each an “Agreement” and together the “Agreements”) with VIA and Phoenix Variable Advisors, Inc. (PVA) to serve as investment advisor to the certain of the Series of the Trust, as described below. (In this section, VIA and PVA may be referred to as the “Advisors.”) The Agreements provide that the Advisors shall furnish continuously, at their own expense, an investment program for each of the Series, subject at all times to the supervision of the Trustees.

The Agreements also provide that the Advisors shall furnish investment research and advice, implementation of the investment program, including the purchase and sale of securities, and regular reports to the Trustees or hire a subadvisor to provide such advisory services. Generally, the Agreements provide that the Advisors shall supply, at their own expense, certain items, such as office facilities, personnel necessary to perform the functions required to manage the investment of each Series’ assets, and personnel to serve, without salary from the Trust, as officers of the Trust.

The Agreements remain in effect for two years following the initial effective date with respect to a Series, and continue in force from year to year thereafter for all Series, provided that, with respect to each Series, the applicable agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of that Series (as that term is defined in the 1940 Act). In addition, and in either event, the terms of the Agreements and any renewal thereof must be approved by the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by either of the Advisors, on sixty (60) days written notice. The Agreements provide that the Advisors shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the advisor in the performance of its duties thereunder.

The Trust pays the Advisors, as full compensation for the services and facilities furnished to the Trust under the Agreements; a fee based on an annual percentage of the average daily net assets of each of the Series, as described in the table below. There can be no assurance that the Series will reach a net asset level high enough to realize a reduction in the rate of the advisory fee.

Series	Rate for First $250,000,000	Rate for Next $250,000,000	Rate for Excess Over $500,000,000
Virtus Capital Growth	.70%	.65%	.60%
Virtus Growth & Income	.70%	.65%	.60%
Virtus International	.75%	.70%	.65%
Virtus Multi-Sector Fixed Income	.50%	.45%	.40%
Virtus Strategic Allocation	.60%	.55%	.50%

Series	Rate for First $1 Billion	Rate for Next $1 Billion	Rate Over $2 Billion
Virtus Real Estate Securities	.75%	.70%	.65%

Series			Rate
Virtus Small-Cap Growth			.85%
Virtus Small-Cap Value			.90%
Phoenix Dynamic Asset Allocation: Aggressive Growth			.15%
Phoenix Dynamic Asset Allocation: Growth			.15%
Phoenix Dynamic Asset Allocation: Moderate			.15%
Phoenix Dynamic Asset Allocation: Moderate Growth			.15%

VIA

VIA began serving as investment adviser to the Trust in November 2010 and currently serves as investment adviser to: Virtus Capital Growth Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series. VIA provides the day-to-day management to the Virtus Growth & Income Series and the Virtus Strategic Allocation Series (equity portfolio only). Prior to November 5, 2010, PVA served as investment adviser to these series.

VIA serves as investment adviser for over 40 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business. VIA is located at 100 Pearl Street, Hartford, CT 06103, As of March 31, 2010, VIA had approximately $13.1 billion in assets under management.

Compensation of Portfolio Managers of VIA

Virtus Investment Partners, Inc. and its affiliated investment management firms, including VIA , Duff & Phelps, Kayne and SCM Advisors (collectively “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefit package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a Long-Term Incentive Compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with a multi-year vesting, subject to Virtus board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of the compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Virtus and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools are based upon individual firm profits and in some instances overall Virtus profitability. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of these funds/accounts. In certain instances comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, may also be components of the individual payment potential.

The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain a component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts managed by the VIA portfolio managers named in the prospectus. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts.

Virtus Growth & Income Series Virtus Strategic Allocation Series
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
David Dickerson	6: $	1.23 billion	None	None
Carlton Neel	6: $	1.23 billion	None	None

Note:	Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge fund. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. For the REIT Series there are seldom any material conflicts of interest since portfolio managers generally manage Trusts and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management team do not beneficially own any shares in the Trust.

Expense Reimbursement Arrangements

VIA has contractually agreed to reimburse expenses of certain series of the Trust until at least November 30, 2012, to the extent that total operating expenses, excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any, exceed the total operating expenses of the Series’ average net assets (the “expense caps”) as listed in the chart below.

Series	Maximum Total Operating Expense
Virtus Capital Growth	.95%
Virtus Growth & Income	.90%
Virtus International	1.03%
Virtus Multi-Sector Fixed Income	.75%
Virtus Real Estate Securities	1.10%
Virtus Small-Cap Growth	1.05%
Virtus Small-Cap Value	1.30%
Virtus Strategic Allocation	.85%

PVA

PVA began operations as an investment advisor in certain Series in 1999, the same year it began serving as an investment advisor to the Trust. PVA currently serves as investment adviser to Phoenix Dynamic Series. Until November 5, 2010, PVA also served as investment adviser to: Virtus Capital Growth Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series. PVA is a wholly owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly owned subsidiary of Phoenix. Phoenix is a wholly owned subsidiary of PNX. PVA was established to actively monitor and manage subadvisor performance for those Series of the Trust where the subadvisor was not affiliated with Phoenix, and became manager of the Series with affiliated subadvisors as of August 1, 2007. This subadvisor oversight with respect to the Series is PVA’s sole business activity. As of December 31, 2009, PVA has approximately $1.87 billion in assets under management. PVA’s offices are located at One American Row, Hartford, Connecticut 06102.

Compensation of Portfolio Managers of PVA

Overall, the compensation program for Phoenix Variable Advisors, Inc. (the “advisor”) is adequate and competitive to attract and retain high-caliber investment professionals. The advisor’s investment professionals receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term incentive compensation program to defer their compensation and reduce tax implications.

The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contributions to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a Series mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Following, is a more detailed description of the compensation structure of the Series’ portfolio managers disclosed as such in the Series’ prospectus.

Base Salary

Each portfolio manager is paid a base salary and is designed to be competitive in light of the individual’s experience and responsibilities. The advisors use compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus

Generally, the current Performance Incentive Plan for portfolio managers is made up of three components:

1.	Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one-, three- and five-year periods against specified benchmarks for each Series managed. Performance of the Series and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager’s participation is based on the performance of each Series managed as weighted roughly by total assets in each of those Series.

2.	Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock of PNX, which vests over three years.

3.	Fifteen percent of the target incentive is based on the manager’s investment area’s competencies and on individual performance. This pool is funded based on PNX’s return on equity.

The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that are based on investment goals and individual performance and on PNX’s return on equity, (ii) may have fewer performance periods, (iii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iv) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

Long-Term Incentive Bonus

Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock of PNX., which vests over three years.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts managed by the PVA portfolio managers named in the prospectus. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts.

Phoenix Dynamic Series
	Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher M. Wilkos	0	0	0

Note:	Registered Investment Companies include all open- and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge fund. Other accounts would include, but are not limited to individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

As compensation for his responsibilities with respect to the Other Accounts, Mr. Wilkos received a fixed salary and bonus for the year ended December 31, 2009.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. For the REIT Series there are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management team do not beneficially own any shares in the Trust.

Expense Reimbursement Arrangements

PVA has contractually agreed to reimburse expenses of the Trust until at least April 30, 2011, to the extent that such expenses exceed the operating expenses of the Series’ average net assets (the “expense caps”) as listed in the chart below.

Series	Maximum Operating Expense
Phoenix Dynamic Asset Allocation: Aggressive Growth	.15%
Phoenix Dynamic Asset Allocation: Growth	.15%
Phoenix Dynamic Asset Allocation: Moderate	.15%
Phoenix Dynamic Asset Allocation: Moderate Growth	.15%

The Agreements provide that all costs and expenses not specifically enumerated, as payable by PVA shall be paid by the Trust (or, in certain cases, Phoenix). To the extent that any expenses are paid by the Trust, they will be paid by the Series incurring them or, in the case of general expenses, may be charged among the Series in relation to the benefits received by the shareholders, as determined by the financial agent under the supervision of the Board of Trustees. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the advisors (or, in certain cases, Phoenix)) incurred in the operation of the Trust and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees’ and shareholders’ meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust (or, in certain cases, Phoenix) also will pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and the expense of preparing and mailing prospectuses and reports to shareholders.

PVA and its predecessor advisors were compensated for the last three calendar years as follows:

	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Capital Growth[1]	$1,465,000	$2,087,396	$2,869,453
Virtus Growth & Income[2]	$576,000	$853,827	$1,007,735
Virtus International[2]	$2,624,000	$3,098,746	$3,348,090
Virtus Multi-Sector Fixed Income[2]	$968,000	$1,100,863	$1,230,534
Virtus Real Estate Securities[3]	$652,000	$923,482	$1,260,081
Virtus Small-Cap Growth[5]	$203,000	$343,276	$419,394

	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Small-Cap Value[4]	$371,000	$626,998	$877,436
Virtus Strategic Allocation[2]	$959,000	$1,317,316	$1,735,618
Phoenix Dynamic Asset Allocation: Aggressive Growth	$40,000	$83,924	$11,069
Phoenix Dynamic Asset Allocation: Growth	$76,000	$143,262	$16,414
Phoenix Dynamic Asset Allocation: Moderate	$67,000	$54,407	$(20,469)
Phoenix Dynamic Asset Allocation: Moderate Growth	$61,000	$89,486	$(1,450)

[1]	Prior to September 2008, the subadvisor was Harris Investment Management, Inc.
[2]	Prior to August, 2007, the investment advisor to the Series was Phoenix Investment Counsel, Inc.
[3]	Prior to August, 2007, the investment advisor to the Series was Duff & Phelps Investment Management Co.
[4]	Prior to May 1, 2009, the subadvisor to the Series was AllianceBernstein, L.P.
[5]	Prior to September 2008, the subadvisor was Fred Alger Management, Inc.

The Subadvisors

The Advisors employ subadvisors to furnish portfolio management services to certain of the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

➢	Aberdeen Asset Management Inc.

VIA has engaged Aberdeen Asset Management Inc. (“Aberdeen”) as a subadvisor to the Virtus International Series. Aberdeen provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of the Series as follows:

Series	Rate
Virtus International Series	0.25%

Aberdeen may, as needed, use the resources of its parent, Aberdeen Asset Management PLC and its parent’s wholly owned subsidiaries for implementing certain portfolio transactions and for providing research services. For implementing certain portfolio transactions, providing research and other services with regard to investments in particular geographic areas, for example, Aberdeen shall engage the services of its affiliates for which such entities shall be paid a fee by Aberdeen.

Aberdeen is a wholly owned subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 1735 Market Street, 37th Floor, Philadelphia, PA 19103. Aberdeen Asset Management Asia Limited is a direct subsidiary of Aberdeen Asset Management PLC, and its principal offices are located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Management PLC was founded in 1983 and through subsidiaries operating from offices in Scotland; London, England; Singapore and the United States and elsewhere around the globe, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 2009, Aberdeen Asset Management PLC, and its advisory subsidiaries, had approximately $259.3 billion in assets under management. Aberdeen Asset Management PLC’s principal offices are located at Bow Bells House, 1 Bread Street, London EC4M 9HH.

Compensation of Portfolio Managers of the Subadvisor

Like its competitors in the investment management industry, Aberdeen Asset Management PLC (“Aberdeen PLC”) recognizes the importance of motivating and retaining key employees. Overall compensation packages are competitive relative to investment management industry standards. Aberdeen PLC seeks to offer its investment professionals both competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities, experience and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team, the overall performance of the team/business unit and Aberdeen PLC’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Aberdeen PLC equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that can be a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. Certain senior investment professionals may be subject to a mandatory deferral of a portion of their cash and equity compensation to act as a retention tool.

As a UK listed PLC, Aberdeen PLC has an Independent Remuneration Committee that has sole responsibility for authorizing all compensation payments to senior employees, many of which will be investment professionals. This committee is also mandated to agree the design of any incentive scheme that must ultimately go for shareholder approval. To evaluate its investment professionals, Aberdeen PLC uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets clients’ risk and return objectives. When determining total compensation, Aberdeen PLC considers a number of quantitative and qualitative factors such as:

•

Investment performance over various periods versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Qualitative measures include adherence to the investment process and individual contributions to the process, among other things.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and general good corporate behavior, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, Aberdeen PLC analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2009 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Series. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual Trusts or other similar accounts.

Virtus International Series
	Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Docherty	0	20; $4 billion	17; $3 billion
Bruce Stout	0	9; $3 billion	17; $3 billion
Andrew McMenigall	0	6; $1 billion	17; $3 billion
Jamie Cumming	0	6; $1 billion	17; $3 billion

The following table provides information as of December 31, 2009 regarding the portfolio managers involved in this account that are responsible for managing accounts with performance based fees at this time.

Virtus International Series
	Number of Other Accounts Managed; Performance Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles		Other Accounts
Stephen Docherty	0	1: $	1.3 billion	0
Bruce Stout	0	1: $	1.3 billion	0
Andrew McMenigall	0	1: $	1.3 billion	0
Jamie Cumming	0	1: $	1.3 billion	0

Description of any Potential Material Conflicts of Interest

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that; (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits from Aberdeen’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Ownership of Securities

None of the portfolio managers beneficially own any shares in the Trust.

➢	Duff & Phelps Investment Management Co.

VIA has engaged Duff & Phelps Investment Management Co. (“Duff & Phelps”) as subadvisor to the Virtus Real Estate Securities Series. Duff & Phelps provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Duff & Phelps at the rate of 50% of the gross advisory fee.

Duff & Phelps also serves as investment advisor and subadvisor for other mutual funds. Duff & Phelps is a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of December 31, 2009, Duff & Phelps had approximately $6.4 billion in assets under management. Duff & Phelps’ offices are located at 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Compensation of Portfolio Managers of the Subadvisor

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts that Duff & Phelps portfolio managers provide investment recommendations.

Virtus Real Estate Securities
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Geoffrey Dybas	4: $	3.2 billion	*	1: $	27.5 million	9: $	142.9 million
Frank Haggerty	4: $	3.2 billion	*	1: $	27.5 million	9: $	142.9 million

*	Mr. Dybas and Mr. Haggerty are Portfolio Managers for 4 registered investment companies which include $2.5 billion from a closed-end fund of which $61 million are REIT securities.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. For the REIT Series there are seldom any material conflicts of interest since portfolio managers generally manage Trusts and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management team do not beneficially own any shares in the Trust.

➢	Goodwin Capital Advisers, Inc.

VIA has engaged Goodwin Capital Advisers, Inc. (“Goodwin”) as subadvisor to the Virtus Multi-Sector Fixed Income Series and the fixed income portion of the Virtus Strategic Allocation Series. Goodwin, is located at One American Row, Hartford, Connecticut 06102-5056. Goodwin acts as subadvisor for 17 mutual funds and manages fixed income assets for individuals and institutions.

As of December 31, 2009, Goodwin had approximately $15.1 billion in assets under management. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Goodwin based on the average daily net assets of the Series at the following annual rates:

Series	Rate
Virtus Multi-Sector Fixed Income Series	0.20%
Virtus Strategic Allocation Series (fixed income portion)	0.23%

Compensation of Portfolio Managers of the Subadvisor

Goodwin’s compensation policies with respect to its portfolio managers are identical to the compensation policies of the PVA, as described above under “Compensation of Portfolio Managers of PVA.”

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2009 regarding any other accounts managed by the Goodwin portfolio managers named in the prospectus. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts.

Virtus Multi-Sector Fixed Income Virtus Strategic Allocation
	Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
David L. Albrycht	8: $	2.65 billion	0	0

For 2009, Mr. Albrycht received a base salary, cash bonus, restricted stock and deferred cash compensation.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisors and subadvisors are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. For the REIT Series there are seldom any material conflicts of interest since portfolio managers generally manage Trusts and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The portfolio manager does not beneficially own any shares in the Trust.

➢	Ibbotson Associates, Inc.

Pursuant to an agreement between PVA and Ibbotson Associates, Inc. (“Ibbotson”), Ibbotson is the limited services subadvisor to each of the Phoenix Dynamic Series. The limited services subadvisor does not have any trading, clearing or custody operations responsibility. For the services provided, PVA pays a monthly fee to Ibbotson which is equal, on an annual basis, to $125,000 and 0.06% of the amount over $125,000 of the combined average daily net assets of each of the Phoenix Dynamic Series. Ibbotson became the limited services subadvisor to the Series on March 3, 2008.

Series	Rate
Phoenix Dynamic Series	Minimum Annual Fee $125,000 0.06% on first $1 billion 0.05% greater than $1 billion

Ibbotson’s principal place of business is located at 22 W. Washington Street, Chicago, Illinois, 60602. As of December, 31, 2009, Ibbotson and its affiliates had approximately $54.1 billion in assets under advisement.

Compensation of Portfolio Managers of the Limited Services Subadvisor

The following describes the structures and method of calculating the portfolio managers’ compensation as of December 31, 2009. Ibbotson portfolio managers and consultants are compensated with a salary plus a discretionary annual bonus based on management goals and the overall financial performance of Ibbotson. Neither compensation nor bonuses are based on the performance of any fund. Ibbotson portfolio managers and consultants also are eligible for customary benefits and programs offered generally to Ibbotson employees, including stock options.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of December 31, 2009 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Series. As noted in the table, the portfolio managers managing the Series may also manage or be members of management teams for other mutual funds or other similar accounts. None of the portfolio managers involved in this account is responsible for managing any accounts with performance based fees at this time.

Phoenix Dynamic Series
	Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Peng Chen	23: $	2.9 billion	0	59: $	24.7 billion
Scott Wentsel	23: $	2.9 billion	0	59: $	24.7 billion
John Thompson, Jr.		0	0	32: $	5.9 billion

Description of any Potential Material Conflicts of Interest

Ibbotson receives compensation directly from the entities to which it provides consulting services. To avoid conflicts of interest, Ibbotson does not receive any financial incentives, such as 12b-1 fees from mutual fund companies, or engage in revenue sharing with broker/dealers or other financial intermediaries. Ibbotson has also established specific policies and procedures to help ensure that our research remains independent and objective. All Ibbotson employees are required to adhere to Ibbotson’s Code of Ethics, which includes conflict of interest and monitoring procedures to prevent insider-trading and other prohibited practices, and the Securities Trading Policy of its parent, Morningstar, Inc.

Ownership of Securities

None of the portfolio managers beneficially own any shares in the Trust.

➢	Kayne Anderson Rudnick Investment Management LLC

VIA has engaged Kayne Anderson Rudnick Investment Management LLC (“Kayne”) as subadviser to the Virtus Small-Cap Growth Series and the Virtus Small-Cap Value Series. Kayne provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to Kayne at the rate of 50% of the gross advisory fee for each Series.

Kayne also serves as subadviser for other mutual funds. Kayne is a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of March 31, 2010, Kayne had approximately $4 billion in assets under management. Kayne’s offices are located at 1800 Avenue of the Stars, Los Angeles, CA 90067.

Compensation of Portfolio Managers of the Subadviser

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts that Kayne portfolio managers provide investment recommendations.

Virtus Small-Cap Growth Series and Virtus Small-Cap Value Series
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager*	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Todd Beiley	7: $	269 million	None	9,548: $	2.2 billion
Jon Christensen	7: $	269 million	None	9,548: $	2.2 billion
Julie Kutasov	7: $	269 million	None	9,548: $	2.2 billion
Robert Schwarzkopf	7: $	269 million	None	9,548: $	2.2 billion
Craig Stone	7: $	269 million	None	9,548: $	2.2 billion

*	These investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers work on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management segregated by vehicle type.

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisers and subadvisers are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. There are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The members of the portfolio management teams do not beneficially own any shares in the Trust.

➢	SCM Advisors LLC

VIA has engaged SCM Advisors, LLC (“SCM Advisors”) as subadviser to the Virtus Capital Growth Series. SCM Advisors provides the day-to-day portfolio management for the Series. For implementing certain portfolio transactions and providing other services to the Series, VIA pays a monthly fee to SCM Advisors at the rate of 50% of the gross advisory fee.

SCM Advisors also serves as subadviser for other mutual funds. SCM Advisors is a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. As of March 31, 2010, SCM Advisors had approximately $3.4 billion in assets under management. SCM Advisors offices are located at 909 Montgomery Street, San Francisco, CA 94133.

Compensation of Portfolio Managers of the Subadvisor

Please see the description under “Compensation of Portfolio Managers of VIA,” above.

Other Accounts Managed by the Portfolio Manager

The following table provides information as of December 31, 2009 regarding any other accounts that SCM Advisors portfolio managers provide investment recommendations.

Virtus Capital Growth Series
Number of Other Accounts Managed; Assets Under Management
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Douglas Couden	2: $	521 million	None	67: $	123 million

Description of any Potential Material Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Series’ investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the advisor may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Trust policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Series’ shareholders. The advisers and subadvises are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Trust’s most recent fiscal year. There are seldom any material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

Ownership of Trust Securities by Portfolio Managers

The portfolio manager does not beneficially own any shares in the Trust.

Subadvisor Compensation

The subadvisors were compensated for the last three calendar years as follows:

Aberdeen Asset Management, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus International Series	$1,311,853	$1,549,460.59	$1,674,131

AllianceBernstein L.P.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Small-Cap Value Series[x]	$255,630	$436,819.96	$602,710

[x]	AllianceBernstein L.P. managed these series from May 2, 2009 through November 5, 2010; prior thereto they were managed by Sanford Bernstein.

Duff & Phelps Investment Management Co.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Real Estate Securities	$326,026	$461,741.05	$229,538

Goodwin Capital Advisers, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Multi-Sector Fixed Income Series	$387,273	$440,378	$207,593
Virtus Strategic Allocation Series (fixed income portion)	$387,273	$213,828	$112,029

Fred Alger Management, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Small-Cap Growth Series*		$144,357	$260,131

*	This Series was managed by Fred Alger Management, Inc. from January 7, 2005 through September 15, 2008.

Ibbotson Associates, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Phoenix Dynamic Series: Aggressive Growth	$31,249	$26,041	$37,499
Phoenix Dynamic Series: Growth	$31,249	$26,041	$37,500
Phoenix Dynamic Series: Moderate	$31,249	$26,041	$37,500
Phoenix Dynamic Series: Moderate Growth	$31,249	$26,041	$37,500

Harris Investment Management, Inc.
	Compensation for the year ended December 31,
Series	2008	2007
Virtus Capital Growth Series*	$718,998	$1,266,672

*	This Series was managed by Harris Investment Management, Inc. from June 26, 2006 through September 15, 2008.

Neuberger Berman Management LLC
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Capital Growth Series[x]	$732,788	$220,570	0
Virtus Small-Cap Growth[x]	$131,381	$45,682	0

[x]	Neuberger Berman LLC managed these series from September 15, 2008 through November 5, 2010.

Virtus Investment Advisers, Inc.
	Compensation for the year ended December 31,
Series	2009	2008	2007
Virtus Growth & Income Series*	$263,400	$390,320	$220,728
Virtus Strategic Allocation Series (equity portion)*	$367,689	$291,363	$156,184

*	Until November 5, 2010, Virtus Investment Advisers, Inc. (VIA) served as subadviser to these Series; effective November 5, 2010, VIA serves as investment adviser.

Standard & Poor’s Investment Advisory Services LLC*
	Compensation for the year ended December 31,
Series	2008	2007
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth[x]	$4,277	$37,500
Phoenix-S&P Dynamic Asset Allocation Series: Growth[x]	$4,277	$37,500
Phoenix-S&P Dynamic Asset Allocation Series: Moderate[x]	$4,277	$37,500
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth[x]	$4,277	$37,500

*	These Series were managed by S&P through March 3, 2008.

THE DISTRIBUTOR

The Trust has a distribution agreement (“Distribution Agreement”) with VP Distributors, Inc. (“VP Distributors” or the “Distributor”) in which VP Distributors serves as the Distributor for the Trust. VP Distributors has a business office located at 100 Pearl Street, Hartford, CT 06103. Each Series has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”).

The Trust’s Distribution Agreement with respect to the shares of the Phoenix Dynamic Series (“the Phoenix Distribution Agreement”) was renewed by the Board of Trustees at a Board meeting held on November 17, 2009. The Phoenix Distribution Agreement will remain in effect from year to year provided the Phoenix Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust’s Distribution Agreement with respect to the shares of the other Series (“Distribution Agreement”) was approved by the Board of Trustees at a Board meeting held on July 27, 2010, and was effective on November 5, 2010. The Distribution Agreement will remain in effect from year to year provided the Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Series and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

Pursuant to the Distribution Plan, adopted pursuant to Rule 12b-1 of the 1940 Act, the Trust compensates the Distributor from assets attributable to the shares of Series for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the shares of the Series. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares of the Series. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the Series.

The Distribution Plan provides that the Trust, on behalf of each Series, may pay annually up to 0.25% of the average daily net assets of a Series attributable to its shares in respect to activities primarily intended to result in the sale of shares of the Series. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Distribution Plan is limited to payments at an annual rate equal to 0.25% of average daily net assets of a Series attributable to its shares. For 2009, the prior Distributor was paid $241,000. Under the terms of the Distribution Plan and the related Distribution Agreement, each Series is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the shares of the Series for such entities’ fees or expenses incurred or paid in that regard. The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to shares of the Series regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Distribution Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the shares of the Series; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Series; (c) holding seminars and sales meetings designed to promote the distribution of shares of the Series; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Series investment objectives and policies and other information about the Series, including the performance of the Series; (3) training sales personnel regarding the shares of the Series; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Series.

The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the shares of the Series in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan or any Rule 12b-1 related agreement. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to shares of a Series at any time, without penalty, by vote of a majority of the outstanding shares of that Series, or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of shares of any Series without the approval of shareholders of that Series.

DESCRIPTION OF PROXY VOTING POLICY

The Trust has adopted a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Trust. The Trust has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Trust must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Trust’s investment advisor will vote proxies or delegate such responsibility to a subadvisor, subject to the Board of Trustees’ oversight. The investment manager or subadvisor will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. To view the proxy policies and procedures of the investment managers and subadvisors, please refer to Appendix B. Any investment manager or subadvisor may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the advisor or subadvisor will generally vote against shareholder social and environmental issue proposals.

The Trust and its delegates seek to avoid actual or perceived conflicts of interest of Trust shareholders, on the one hand, and those of the advisor, subadvisor, delegate, principal underwriter, or any affiliated person of the Trust, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each advisor, subadvisor or delegate to notify the President of the Trust of any actual or potential conflict of interest. No advisor, subadvisor or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each advisor, subadvisor or delegate. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free, 800/243-1574, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

CUSTODIAN

The custodian, under the terms of a custodian agreement ,hold the securities and cash of the Series of the Trust. The custodian is:

The Bank of New York Mellon

One Wall Street

New York, NY 10286

The Trust permits the custodian to deposit some or all of its securities in central depository systems as allowed by Federal law. The Board of Trustees of the Trust has authorized the use of foreign custodians and foreign central depositories if certain conditions are met.

FOREIGN CUSTODIAN

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian involves considerations that are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm for the Trust, audits the Trust’s financial statements. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time.

SERVICE AGREEMENTS

Under an Administration Agreement, VP Distributors acts as the administrator of the Trust and, and as such, is responsible for certain administrative functions and bookkeeping and pricing functions for the Trust. For its services as Administrator, VP Distributors receives an administration fee based upon the average net assets across all non-money market funds within the Virtus family of funds at the following incremental annual rates.

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For purposes of applying the fee breakpoints, the Trust’s average net assets may be aggregated with average net assets of other affiliated funds in the Virtus family of funds for which VP Distributors acts as administrator.

BNY Mellon Asset Servicing, Inc. (BNYMellon”) has been retained under a Sub-Administration Agreement by VP Distributors to perform certain administrative, fund accounting, tax and financial reporting services for the Trust for which VP Distributors pays BNY Mellon a fee.

Under a Transfer Agent Agreement, BNY Mellon acts as transfer agent to the Trust, and as such, performs certain administrative functions related to recording the purchase and redemption of Trust shares and serving as dividend paying agent. BNY Mellon is not compensated by the Trust for these services.

CODE OF ETHICS

The Trust and each of its advisors and subadvisors have adopted codes of ethics. The Trust has also adopted a Senior Management Code of Ethics as required by §406 of Sarbanes-Oxley Act of 2002. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the advisors or subadvisors who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by a Series of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust.

BROKERAGE ALLOCATION

Subject to the supervision and control of the portfolio managers and the Trustees of the Trust, each Series’ investment manager or subadvisor is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.

In effecting portfolio transactions for the Trust, the advisors and subadvisors adhere to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent the Trust is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. An advisor or subadvisor may cause a Series to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction, if the advisor or subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Series or to the advisors or subadvisors are considered to be in addition to and not in lieu of services required to be performed by the advisors or subadvisors under their advisory contracts, and research services may benefit both the Series and other clients of the advisors or subadvisors. Conversely, research services provided by brokers to other clients of the advisors or subadvisors may benefit the Series.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the advisor’s personnel responsible for the selection of broker-dealers to affect Series portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, the advisors and Distributor from entering into any agreement or other understanding under which the Trust’s direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of variable annuity contracts and variable life policies. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

If the securities in which a particular Series of the Trust invests are traded primarily in the over-the-counter market, it is possible the Series will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, confidentiality, including trade anonymity, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the advisors or subadvisors in determining the overall reasonableness of brokerage commissions paid by the Trust.

The advisor may use its brokers/ dealer affiliates to buy and sell securities for the Trust, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. For the fiscal years ended December 31, 2008 and 2009 brokerage commissions paid by the Series on portfolio transactions totaled $1,042,642 and $1,093,981 respectively.

Sanford Bernstein	2008
Commissions paid (in millions)	$14,409
Percent of aggregate commissions paid to affiliated brokers	Less than 1%

Morgan Stanley	2008
Commissions paid (in millions)	$62,346
Percent of aggregate commissions paid to affiliated brokers	3%

Lehman Brothers	2008
Commissions paid (in millions)	$23,490
Percent of aggregate commissions paid to affiliated brokers	1%

Fred Alger Management	2008
Commissions paid (in millions)	$23,964
Percent of aggregate commissions paid to affiliated brokers	1%

Sanford Bernstein is an affiliate of AllianceBernstein. Van Kampen is an affiliate of Morgan Stanley. Neuberger Berman is an affiliate of Lehman Brothers.

It may frequently happen that the same security is held in the portfolio of more than one account managed by an advisor (“Managed Account”). Simultaneous transactions are inevitable when several Managed Accounts are managed by the same investment advisor or subadvisor, particularly when the same security is suited for the investment objectives of more than one Managed Account. When two or more Series advised by an advisor or subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated among the Series in a manner equitable to each Series. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Series is concerned. In other cases, however, it is believed that the ability of the Series to participate in volume transactions will produce better executions for the Series. It is the opinion of the Board of Trustees of the Trust that the desirability of utilizing the advisors and subadvisors as investment advisors of securities owned by the Series outweighs the disadvantages that may be said to exist from simultaneous transactions.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the advisor or subadvisor, as applicable, shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Series. No advisory account of the advisor or subadvisor, as applicable, is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the advisor or subadvisor, as applicable, in that security on a given business day, with all transaction costs shared pro rata based on the Series’ participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the advisor or subadvisor’s accounts, as applicable, in accordance with the allocation order, and if the order is partially filled, it will generally be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the advisor or subadvisor, as applicable, whose orders are allocated, receive fair and equitable treatment. Some of the subadvisors use different allocation procedures for allocating securities of initial public offerings.

DISCLOSURE OF TRUST HOLDINGS

The Trustees of the Trust have adopted policies with respect to the disclosure of the Series’ portfolio holdings by the Series, issuing companies or the investment advisors. These policies provide that the Series’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Series’ policies prohibit the advisors and the Series’ other service providers from entering into any agreement to disclose Series portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Series, third parties providing services to the Series (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Series.

Public Disclosures

In accordance with rules established by the SEC, each Series sends semiannual and annual reports to contract and policy owners that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Series also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Series’ annual and semiannual reports are available on Virtus’ website at www.virtus.com. Additionally, beginning in 2011, each Series will provides its top 10 holdings information on Virtus’ website as of the end of each quarter, generally within 10 business days of the end of the quarter. This information will be available on the website until full portfolio holdings information becomes publicly available as described above. The Series also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Trusts’ Board of Trustees and/or the Trust’s executive officers, the Series periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Series in their day-to-day operations, as well as public information to certain rating organizations. In addition to the issuing companies, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Trusts.

Non-Public Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Advisor	➢ Phoenix Variable Advisors, Inc. ➢ Virtus Investment Advisers, Inc.	Daily (for only those series managed by each advisor)
Subadvisors	➢ Aberdeen Asset Management Inc. ➢ Duff & Phelps Investment Management Co. ➢ Goodwin Capital Advisers, Inc. ➢ Kayne Anderson Rudnick Investment Management LLC ➢ SCM Advisors, LLC	Daily
Distributor	➢ VP Distributors, Inc.	Daily
Custodian	➢ Bank of New York Mellon	Daily
Sub-financial Agent	➢ BNY Mellon Asset Servicing	Daily
Independent Registered Public Accounting Firm	➢ PricewaterhouseCoopers LLP	➢ Annual Reporting Period: within two business days of end of reporting period ➢ Semiannual Reporting Period: within 30 business days of end of reporting period

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Typesetting Firm for Financial Reports and Form N-Q	➢ Gcom Solutions	Monthly on first business day following month-end
Printer for Financial Reports	➢ RR Donnelley Financial	Annual and Semiannual Reporting Period: within 45 days after end of reporting period
Proxy Voting Service	➢ Institutional Shareholder Services ➢ Proxy Light	Twice weekly on an ongoing basis

Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Rating Agencies	➢ Lipper Inc. and Morningstar	Quarterly, 60 days after fiscal quarter-end
Portfolio Redistribution Firms	➢ Bloomberg, Standard & Poor’s and Thompson Financial Services	Quarterly, 60 days after fiscal quarter-end

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Series.

There is no guarantee that the Trust’s policies on use and dissemination of holdings information will protect the Series from the potential misuse of holdings by individuals or firms in possession of such information.

REDEMPTION OF SHARES

The Trust will redeem any shares presented by the shareholder accounts for redemption. The account’s policies on when and whether to buy or redeem Trust shares are described in the contract prospectuses.

At the discretion of the Trustees, the Trust may, to the extent consistent with state and federal law, make payment for shares of a particular Series repurchased or redeemed in whole or in part in securities or other assets of such Series taken at current values. Should payment be made in securities, the shareholder accounts may incur brokerage costs in converting such securities to cash.

The right of redemption may be suspended or the payment date postponed for more than seven days only for any period during which trading on the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted, as determined by the SEC, for any period when an emergency (as defined by rules of the SEC) exists, or during any period when the SEC has, by order, permitted such suspension. In case of a suspension of the right of redemption, the shareholders may withdraw requests for redemption of shares prior to the next determination of net asset value after the suspension has been terminated or they will receive payment of the net asset value so determined.

The shareholder accounts may receive more or less than was paid for the shares, depending on the net asset value of the shares at the time they are repurchased or redeemed.

TAXES

The following discussion of the federal tax status of the Series is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Series is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Series to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Series: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Series to do, then under the provisions of Subchapter M of the Code the Series should have little or no liability for federal income taxes. In particular, a Series will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Series generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Series must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Series’ taxable year, (a) at least 50% of the value of the Series’ total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Series may consist of such other securities of any one issuer, and the Series may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Series must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Series and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Series. The Trust intends that each Series will either qualify for this exception or will make sufficient distributions each year to satisfy the excise tax avoidance requirements.

Section 817(h) Diversification Requirements

Each Series also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Series) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and the 1940 Act, and may affect the securities in which a Series may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Series may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•	no more than 55% of a Series’ total assets may be represented by any one investment

•	no more than 70% by any two investments

•	no more than 80% by any three investments

•	no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Series fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Series fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Series might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Series fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Series would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Series’ investment advisor and subadvisors and each Series intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Series than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Series’ investment advisor and subadvisors might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Series investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Series’ assets to be invested within various countries is not now known. The Trust intends that each Series will operate so as to qualify for applicable treaty-reduced rates of tax where available.

If a Series acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Series could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Series is timely distributed to its shareholders. The Series would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Series to recognize taxable income or gain without the concurrent receipt of cash. Any Series that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Series in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Series’ investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Series must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Series that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Series elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Series must meet the 90% distribution requirement to qualify as a regulated investment company, a Series may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Series’ transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Series (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Series and defer losses of the Series. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Series, (2) could require the Series to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Series to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Series as a regulated investment company, the Trust seeks to monitor transactions of each Series, seeks to make the appropriate tax elections on behalf of each Series and seeks to make the appropriate entries in each Series’ books and records when the Series acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Series may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Series generally are not subject to federal income tax on Series earnings or distributions or on gains realized upon the sale or redemption of Series shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

FINANCIAL STATEMENTS

The financial statements and the notes thereto relating to the Trust and the report of PricewaterhouseCoopers LLP with respect thereto for the fiscal year ended December 31, 2009 are contained in the Trust’s annual report and are incorporated herein by reference. The annual and semiannual reports are available by calling Virtus Investment Partners at 800/367-5877 or by visiting the Individual Investors section of our Web site: Virtus.com. The participating insurance companies have agreed to send a copy of both the annual report and the semiannual report to shareholders containing the Trust’s financial statements to every contract owner or policy owner having an interest in the accounts.

APPENDIX A-DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1)	Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2)	Notes allowing for negative coupons, or negative principal.

3)	Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on Trusts employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR’S

Corporate and Municipal Long-Term Debt Ratings

Long-Term Issuer Credit Ratings

AAA: An obligor rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. ‘AAA’ is the highest Issuer Credit Rating assigned by Standard & Poor’s.

AA: An obligor rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A: An obligor rated ‘A’ has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor rated ‘BB’ is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is MORE VULNERABLE to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligor rated ‘CCC’ is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is CURRENTLY HIGHLY VULNERABLE.

Plus (+) or minus(-) The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C: A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking Trust payments, but that is currently paying.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the dependency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (Selective Default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other 21 issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.: An issuer designated N.R. is not rated.

Public Information Ratings

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Outlooks are not provided for ratings with a ‘pi’ subscript, nor are they subject to potential CreditWatch listings. Ratings with a ‘pi’ subscript generally are not modified with ‘+’ or ‘-’ designations. However, such designations may be assigned when the issuer’s credit rating is constrained by sovereign risk or the credit quality of a parent company or affiliated group.

Short-Term Rating Definitions

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. of a similar action if payments on an obligation are jeopardized.

APPENDIX B—INVESTMENT MANAGEMENT AND SUBADVISOR PROXY POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of February 8, 2010

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited, a UK Corporation (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106—Investment Fund Continuous Disclosure.

I. Definitions

A. “Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II. General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients or the clients’ designees.

2. Limited Value. An Aberdeen Adviser may abstain from voting a client proxy if the Aberdeen Adviser determines that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. An Aberdeen Adviser may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, the Aberdeen Adviser may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. The Aberdeen Advisers may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Advisers may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III. Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by- case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV. Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the Global Voting Team based in Scotland (“PA-UK)”. Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge and Institutional Shareholder Services (“ISS”). Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The proxy administration process is carried out by the PA-UK. The PA-UK ensures that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the PA-UK will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA-UK .. The Analyst may consult with the PA-UK as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA-UK and the Corporate Governance Group (“CGG”) in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

The PA-UK is responsible for ensuring that votes for Aberdeen Advisers’ clients are cast in a timely fashion and in accordance with these Policies and Procedures. In addition, the PA-UK is primarily responsible for administering proxy votes for the US and Canadian Funds which are advised or sub-advised by the Aberdeen Advisers.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst.

In the event that a material conflict of interest is identified by an Analyst, decisions on how to vote will be referred to the Corporate Governance Group (“CGG”). The CGG includes the Chief Investment Officer, the head of the Socially Responsible Research, and representatives from portfolio management teams. The CGG meets as needed to consider material conflicts of interest or any other items raising unique issues. If the CGG determines that there is no material conflict of interest, the vote recommendation will be forwarded to the PA-UK. If a material conflict of interest is identified, the CGG will follow the conflict of interest procedures set forth in Section IV.B.2., above.

The PA-UK helps facilitate and coordinate proxy voting for U.S. clients of the Aberdeen Advisers. The Aberdeen Advisers have engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. Aberdeen has also engaged ISS, a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, the Aberdeen Advisers may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. In the event of a material conflict of interest, the Aberdeen Advisers will follow the procedures outlined in Section IV.B.2, above.

E. Review. PA-UK are responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V. Documentation, Recordkeeping and Reporting Requirements

A. Documentation.

Each Adviser’s Chief Compliance Officer is responsible for implementing and updating these Policies and Procedures;

The PA-UK is responsible for:

1. Overseeing the proxy voting process;

2. Consulting with portfolio managers/analysts for the relevant portfolio security; and

3. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B. Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account will be maintained by either ISS or Proxy Edge, depending on the client account.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen Advisers shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. The Aberdeen Advisers will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, the Aberdeen Advisers will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year. Upon receipt of a client or securityholder’s request, Aberdeen

US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser.

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

PROXY VOTING POLICIES AND PROCEDURES

March 2009

These policies and procedures apply to the voting of proxies by Duff & Phelps Investment Management Co. (“Adviser”) for accounts over which the firm has proxy voting discretion.

SECTION 1. PROXY VOTING GUIDELINES

The fundamental guideline followed by Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Guidelines”). These guidelines are applicable to the voting of domestic and global proxies.

SECTION 2. DUFF & PHELPS INVESTMENT MANAGEMENT CO.

As an integral part of the investment process and where authorized by its clients, Adviser has responsibility for voting proxies, along with interpretation and application of its Proxy Guidelines. Given that certain investment teams are managing monies at different locations, the firm has delegated this activity to a third party, which is described in Section 3. There are a limited number of proxies received by the investment team in Chicago that are voted manually in compliance with the Proxy Guidelines. Records pertaining to manually voted proxies are to be kept with the investment team and be provided to the Duff & Phelps Investment Management Co. (“DPIM”) Compliance Department as requested in order to comply with applicable regulations. The DPIM Compliance Department will also maintain electronic copies of proxy voting information provided by any independent third parties.

SECTION 3. RISKMETRICS GROUP

Adviser has delegated to an independent third party, currently RiskMetrics Group (“RMG”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Guidelines.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, investment managers (with the approval of the Investment Team leader) may vote proxies contrary to the recommendations of RMG if it is determined that such action is in the best interests of the clients/beneficiaries. The DPIM Compliance Department will serve as a facilitator for such requests. In the exercise of such discretion, the investment manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one investment team and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

Investment personnel for the respective investment team will document the rationale for any proxy voted contrary to the recommendation of RMG. Such information will be kept by the investment team and be available to the DPIM Compliance Department as part of the recordkeeping process.

SECTION 5. CONFLICTS OF INTEREST

Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Adviser may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. Adviser and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Adviser seeks to address such conflicts of interest in various ways, including the following:

I. The delegation of proxy review and vote recommendation functions to a third party.

II. Subject to paragraph III below, if it is determined that a particular proxy vote involves a material conflict of interest between Adviser and a person having an interest in the outcome of that vote, it will follow the vote recommendations of a third party.

III. In the case of proxy votes involving securities issued by Virtus Investment Partners, Inc. or its affiliates, or involving issues in which the firm has a direct financial interest (such as shareholder approval of a changed mutual fund advisory fees where Adviser is the fund advisor), the Adviser may resolve such issues in several ways (which may vary depending upon the particular situation and the requirements of applicable law), including, without limitation:

•	Following the vote recommendation of a third party.

•	Voting pursuant to client direction.

•	Conduct an analysis of the economic costs and benefits to evaluate the overall financial impact on the matter being considered.

•	Voting pursuant to a “mirror voting” arrangement (under which conflicted shares are voted in the same manner and proportion as non-conflicted shares).

The method selected may vary depending upon the facts and circumstances of each situation and the requirements of applicable law.

SECTION 6. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Adviser will maintain the following records relating to proxy votes cast under these policies and procedures:

I. A copy of these policies and procedures

II. A copy of each proxy statement the firm receives regarding client’s securities

III. A record of each vote cast by the firm on behalf of a client.

IV. A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

V. A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain the records referred to in items II. and III. above.

The Adviser will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the Adviser’s policy not to disclose its proxy voting records to third parties or special interest groups.

SECTION 7. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Adviser to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8. CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9. OTHER SPECIAL SITUATIONS

Adviser may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Adviser will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Adviser has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Exhibit A

Duff & Phelps Investment Management Co.

PROXY VOTING GUIDELINES

Adopted June 6, 2008

These guidelines supplement the formal Proxy Voting Policies and Procedures of Duff & Phelps Investment Management Co. (“Adviser” or the “firm”) and provide general direction of how the firm will vote on a number of significant and recurring ballot issues. This list is not all inclusive.

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Adviser generally votes for director nominees in uncontested elections, absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism or other disqualifying factors.

B. Chairman and CEO are the Same Person

Adviser generally votes against shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C. Director Independence

Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will evaluate shareholder proposals requesting that the board be comprised of a majority of independent directors on a case-by-case basis and will generally vote against shareholder proposals requesting that the board be comprised of a supermajority of independent directors.

Adviser generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Pending the adoption of more definitive independence requirements by the NYSE and NASDAQ, the firm will consider a board candidate or member to lack independence if, he or she:

•	is an officer or full-time employee of the company;

•

is a former employee of the company regardless of when he/she may have left the company; provides, or if his or her firm provides, a material level of professional services (e.g., through a consulting or advisory arrangement, whether formalized by a contract or not);

•	has any transactional relationship with the company granted on terms not generally available; is a founder of the company and not a current employee; or

•	has a close family relationship to an executive officer of the company, whether by blood or marriage.

D. Stock Ownership Requirements

Adviser generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E. Term of Office

Adviser generally votes against shareholder proposals to limit the tenure of outside directors.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. Adviser generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

G. Charitable Contributions

Adviser generally votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case- by-case basis.

III. Auditors

A. Ratifying Auditors

Adviser generally votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company and is not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Adviser, on a case-by-case basis, votes shareholder proposals that seek to restrict the ability of a company’s auditors to provide non-audit services.

Adviser, on a case-by-case basis, votes shareholder proposals that would request a company to periodically change its audit firm.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

Adviser, on a case-by-case basis, votes proposals that provide directors may be removed only for cause.

Adviser generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C. Cumulative Voting

Adviser generally votes against proposals to eliminate cumulative voting. The firm generally votes for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

Adviser generally votes for proposals to restrict or prohibit shareholder ability to call special meetings.

E. Shareholder Ability to Act by Written Consent

Adviser generally votes for proposals to restrict or prohibit shareholder ability to take action by written consent.

F. Shareholder Ability to Alter the Size of the Board

Adviser generally votes against proposals limiting management’s ability to alter the size of the board.

V. Tender Offer Defenses

A. Poison Pills

Adviser generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Adviser, on a case-by-case basis, votes proposals to ratify a poison pill.

B. Fair Price Provisions

Adviser, on a case-by-case basis, votes on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Adviser generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

Adviser, on a case-by-case basis, votes proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Adviser generally votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Unequal Voting Rights

Adviser generally votes against dual class exchange offers.

Adviser generally votes against dual class recapitalizations.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Adviser generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

Adviser generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Adviser generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G. White Squire Placements

Adviser, on a case-by-case basis, votes shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

Adviser, on a case-by-case basis, votes proposals requiring confidential voting and independent vote tabulators.

B. Equal Access

Adviser, on a case-by-case basis, votes shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

Adviser, on a case-by-case basis, votes bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, Adviser examines the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, Adviser will vote against the proposals. If the combined effect is positive, Adviser will support such proposals.

D. Shareholder Advisory Committees

Adviser, on a case-by-case basis, votes proposals to establish a shareholder advisory committee.

E. Transact Other Business

Vote against proposals to approve other business when it appears as a voting item.

VII. Capital Structure

A. Common Stock Authorization

Adviser, on a case-by-case basis, votes proposals to increase the number of shares of common stock authorized for issue.

B. Stock Distributions: Splits and Dividends

Adviser generally votes for management proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split.

C. Reverse Stock Splits

Adviser generally votes for management proposals to implement a reverse stock split, provided management demonstrates a reasonable basis for the reverse split.

D. Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

Adviser, on a case-by-case basis, votes shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F. Adjust Par Value of Common Stock

Adviser generally votes for management proposals to reduce the par value of common stock.

G. Preemptive Rights

Adviser generally reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. Adviser generally opposes preemptive rights for publicly-held companies with a broad stockholder base.

H. Debt Restructuring

Adviser reviews, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Adviser will consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution be to any future earnings?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, Adviser approves proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

Adviser generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

Adviser, on a case-by-case basis, votes on executive and director compensation plans. Adviser generally votes for compensation plans if the following criteria are met:

Voting Power Dilution—The sum of new shares authorized plus shares available for grant under all existing plans and options granted, but not yet exercised, does not exceed 15 percent of shares outstanding as of record date. This threshold is increased to 20 percent for companies in the technology, banking, and financial services industries.

Discounts—The exercise price is no less than 100 percent of fair market value at the time of grant.

Repricing—The company has not repriced underwater stock options during the past three years.

A. OBRA-Related Compensation Proposals

•	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Adviser generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants anyone participant may receive to comply with the provisions of Section 162(m) of the Omnibus Reconciliation Act of 1993 (“OBRA”) regarding executive compensation.

•	Amendments to Added Performance-Based Goals

Adviser generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Adviser, on a case-by-case basis, votes on amendments to existing plans that would both increase shares reserved AND qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

•	Approval of Cash or Cash-and-Stock Bonus Plans

Adviser, on a case-by-case basis, votes proposals relating to cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B. Shareholder Proposals to Limit Executive and Director Pay

Adviser, on a case-by-case basis, votes shareholder proposals that seek additional disclosure of executive and director pay information.

Adviser, on a case-by-case basis, votes other shareholder proposals that seek to limit executive and director pay.

C. Golden and Tin Parachutes

Adviser, on a case-by-case basis, votes shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

D. Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Adviser generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

E. 401(k) Employee Benefit Plans

Adviser generally votes for proposals to implement a 401(k) savings plan for employees.

F. Director Retirement Benefits

Adviser, on a case-by-case basis, votes shareholder proposals requesting companies cease to pay retirement benefits to directors.

G. Stock Option Expensing

Pending the adoption of definitive rules on option expensing by the Financial Accounting Standards Board (FASB), Adviser generally supports shareholder proposals requesting that companies expense options.

IX. State of Incorporation

A. Voting on State Takeover Statutes

Adviser, on a case-by-case basis, votes proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits; offer price (cost vs. premium);

•	prospects of the combined companies; how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

Adviser generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

Adviser generally votes for changing the corporate name.

H. Adjourn Meeting

Adviser, on a case-by-case basis, votes on proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI. Mutual Funds

A. Election of Trustees

Votes on trustee nominees are evaluated on a case-by-case basis.

B. Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case-by-case basis.

C. Fundamental Investment Restrictions

Votes on amendments to a fund’s fundamental investment restrictions and investment policy are evaluated on a case-by-case basis.

D. Distribution Agreements

Votes on distribution agreements are evaluated on a case-by-case basis.

XII. Social and Environmental Issues

Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder.

Goodwin Capital Advisers, Inc.

Proxy Voting Policies And Procedures

Goodwin Capital Advisers, Inc. (GCA) has adopted, pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940, policies and procedures in an effort to ensure that proxy votes are cast in the best interests of its clients, and that proper documentation is maintained, relating to how proxies were voted. GCA is not currently managing equity holdings, therefore proxy activity is very limited.

Goodwin Capital Advisers will adhere to those pre-determined proxy voting guidelines (the “Guidelines”) which have been adopted by Phoenix Investment Counsel, Inc. and will make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment. The responsibility to review proxy proposals, and make voting recommendations on behalf of GCA, may be delegated to a qualified, non-affiliated, third party vendor, under the Guidelines. Additionally, GCA may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients.

Conflicts of Interests relating to proxy proposals will be handled in various ways depending on the type and materiality. Generally, where the Guidelines outline GCA’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with said Guidelines. Where the Guidelines outline GCA’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Guidelines, then GCA will choose either to vote the proxy in accordance with the voting recommendation of a non-affiliated third-party vendor, or vote the proxy pursuant to client direction. The method selected by GCA will depend upon the facts and circumstances of each situation and the requirements of applicable law.

GCA may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has retained the right to vote the proxy, 2) where GCA deems the cost of voting exceeds any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated, 4) where a proxy is received for a security no longer held (i.e. GCA had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of the portfolio manager to freely trade the security. Also, the GCA may be unable to vote proxies for any client account that participates in securities lending programs (i.e. mutual funds).

This information is also disclosed to clients, or prospective clients, pursuant to the Brochure Rule, as part of Form ADV, Schedule F.

Kayne Anderson Rudnick Investment Management, LLC

Proxy Voting

A. Policy

KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management’s recommendations, if there is no conflict with shareholder value. For example, “Poison Pills” and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines, available at the KAR website. These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. Procedure

As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to RiskMetrics Group, an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves RiskMetrics’ Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any RiskMetrics recommendation would be to the detriment of our investment clients, KAR will override an RiskMetrics recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

1. Conflicts of Interest

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients’ proxies the following procedures are followed:

(i) Where the RiskMetrics Proxy Voting Guidelines outline the firm’s voting position, either as “for” or “against” such proxy proposal, voting is in accordance with the Adviser’s Proxy Voting Guidelines.

(ii) Where the RiskMetrics Proxy Voting Guidelines outline the firm’s voting position to be on a “case-by-case basis” for such proposal, KAR will vote according to the RiskMetrics recommendation, unless special circumstances prevail.

2. Other Special Circumstances

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

3. ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C. Proxy Voting Records

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

(i) A copy of these policies and procedures;

(ii) A copy of each proxy statement the firm receives regarding client’s securities;

(iii) A record of each vote cast by the firm on behalf of a client;

(iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

(v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D. Client Disclosure

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

SCM Advisors, LLC

Proxy Voting Policies and Procedures

Updated:        July 1st, 2007

These policies and procedures apply to the voting of proxies by SCM Advisors, LLC (the “firm”) for accounts over which the firm has proxy-voting discretion.

SECTION 1: PROXY VOTING GUIDELINES

The fundamental guideline followed by the firm in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances where the firm may use individual proxy guidelines for client accounts or situations of the types described below, it is the policy of the firm to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). These guidelines are applicable to the voting of domestic and global proxies.

SECTION 2: SCM ADVISORS, LLC

As an integral part of the investment process and where authorized by its clients, the firm has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines. The firm has delegated this activity to a third party, which is described in Section 3. The firm will also maintain electronic copies of proxy voting information provided by any independent third parties.

SECTION 3: INSTITUTIONAL SHAREHOLDER SERVICES

The firm has delegated to an independent third party, currently Institutional Shareholder Services (“ISS”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Voting Guidelines.

SECTION 4: APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, portfolio managers may vote proxies contrary to the recommendations of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. In the exercise of such discretion, the portfolio manager may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote. This would be a result from the firm being given different guidelines from certain clients.

Portfolio managers will document the rationale for any proxy voted contrary to the recommendation of ISS. Such information will be provided to the firm’s compliance department as part of the recordkeeping process.

SECTION 5: CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management and related services to accounts owned or controlled by companies whose management is soliciting proxies and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Conflicts of interest will be handled in various ways depending on the type of and materiality. This includes:

1.	Where the Proxy Voting Guidelines outline the firm’s voting position, as either “for” or “against” such proxy proposal, the firm will unequivocally follow ISS’s recommendation.

1	A Non-Reportable Fine is a monetary sanction that is less in amount than that which is required to be reported to the NASD. Presently, the NASD does not require the reporting of fines less than $2,500.
2	A Reportable Fine is a monetary sanction that is greater than or equal to the amount that is required to be reported to the NASD. Presently, the NASD requires the reporting of fines greater than or equal to $2,500.
3	“Security” means any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.
4	“Personal information” refers to the nonpublic financial and personal information obtained by us in connection with providing you a financial product or service.

Best Practices > Proxy Voting

2.	Where the Proxy Voting Guidelines outline the firm’s voting position to be on a “case-by-case basis” for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the firm depending on the facts and circumstances of each situation and the requirement of applicable law:

a.	Voting the proxy in accordance with the voting recommendation of an independent third party.

b.	Voting the proxy pursuant to client direction.

Issues involving a material conflict of interest may arise in a situation where the firm has knowledge of a situation where either the firm or one of its affiliates would enjoy a substantial or significant benefit from casting its vote in a particular way. Examples of where a material conflict of interest may occur include, but are not limited to, the following examples:

The Phoenix Companies, Inc., the parent of Phoenix Investment Partners, Ltd., owner of SCM Advisors, LLC, is soliciting proxies in connection with a transaction involving an issuer of securities that the firm holds in its client accounts.

A plan sponsor of a benefit plan to which the firm provides services is also the issuer of securities that the firm holds in its client accounts. However, absent extraordinary circumstances, this situation should not present a material conflict of interest and in no case would a material conflict interest exist unless the assets of such benefit plan managed by the firm constituted more than 1% of the firm’s assets under management.

An officer or employee of the firm or one of its affiliates serves as a director of a company during a time when the firm has an opportunity to vote securities of that company.

SECTION 6: PROXY VOTING RECORDS; CLIENT DISCLOSURES

The firm will maintain the following records relating to proxy votes cast under these policies and procedures:

1.	A copy of these policies and procedures

2.	A copy of each proxy statement the firm receives regarding client’s securities

3.	A record of each vote cast by the firm on behalf of a client.

4.	A copy of any document created by the firm that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how the firm voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain the records referred to in items II. and III. above.

The firm will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the firm’s policy not to disclose its proxy voting records to third parties or special interest groups.

SECTION 7: ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the firm, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may

SCM Advisors, LLC Best Practices—Private and Confidential

Best Practices > Proxy Voting

further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of the firm to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8: CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9: OTHER SPECIAL SITUATIONS

The firm may choose not to vote proxies in certain situations or for certain accounts, such as

1.	Where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client;

2.	Where the firm deems the cost of voting would exceed any anticipated benefit to the client;

3.	Where a proxy is received for a client account that has been terminated with the firm;

4.	Where a proxy is received for a security the firm no longer manages (i.e. the firm had previously sold the entire position), and/or;

5.	Where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which the firm has proxy-voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

SCM Advisors, LLC Best Practices—Private and Confidential

PHOENIX VARIABLE ADVISORS, INC.

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I. Statement of Policy.

It is the intention of Phoenix Variable Advisers (“PVA”) to vote proxies for portfolio securities in a manner which is reasonably anticipated to further the best economic interests of its clients. Accordingly, PVA shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

II. Procedures.

PVA has set up a Proxy Voting Committee to vote any proxies received on behalf of its clients. The Committee consists of representatives from portfolio management, legal and compliance. A record of any votes cast will be maintained by the Compliance Department. In performing its duties hereunder, PVA, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent. Clients will receive reports of their proxy voting records on a quarterly basis.

III. Conflicts of Interest.

PVA will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of PVA with the issuer of each security to determine if PVA or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interests exists, the representative(s) from portfolio management will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies, or to address the voting issue through the objective means of voting consistent with a voting agent.

IV. Voting Guidelines.

A. The PVA may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B. In analyzing anti-takeover measures, PVA shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators which will be considered include margin analysis, cash flow, and debit levels.

C. In analyzing proxy contests for control, PVA shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D. In analyzing contested elections, PVA shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. PVA shall also consider the independence of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E. In analyzing executive compensation proposals, PVA shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

VI. Miscellaneous.

A. This Statement of Policy shall be presented to PVA’s Board of Directors annually for their amendment and/or approval.

were voted with respect to such Fund’s holdings.

VIRTUS VARIABLE INSURANCE TRUST

STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

I. Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

A. “Advisor” collectively refers to any Advisor and Subadvisor to Virtus Variable Insurance Trust (the “Fund”).

B. “Board of Trustees” refers to the Board of Trustees of Virtus Variable Insurance Trust

C. “Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions, among other things.

D. “Delegate” refers to the Advisor or Subadvisor to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Advisor or Subadvisor to vote proxies on behalf of such delegated entity.

E. “Fund” shall individually and collectively mean and refer to each of series served by the Board of Trustees of the Fund.

F. “Management Matters” refers to stock option plans and other management compensation issues.

G. “Portfolio Holding” refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

H. “Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

I. “Social Issues” refers to social and environmental issues.

J. “Subadvisor” refers to each registered investment advisor that serves as investment subadvisor to one of the series of the Fund.

K. “Subadvisor Procedures” shall have such meaning as described in Article IV, Section C hereof.

L. “Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III. Factors to consider when voting.

A. A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B. In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C. In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E. In analyzing executive compensation proposals and management matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G. A Delegate shall generally vote against shareholder social matters proposals.

IV. Delegation.

A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, and in a manner consistent with the guidelines set forth below, the Advisor delegated will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

B. The Advisor delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C. With regard to each Fund for which there is a duly appointed Subadvisor acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadvisor may, pursuant to delegated authority from the Advisor, vote proxies for Portfolio Holdings with regard to the Fund or portion of the assets thereof for which the Subadvisor is responsible. In such case, the Subadvisor shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Statement of Policy, provided, however, that the Subadvisor may vote proxies in accordance with its own proxy voting policy/procedures (“Subadvisor Procedures”) if the following two conditions are satisfied: (1) the Advisor must have approved the Subadvisor Procedures based upon the Advisor’s determination that the Subadvisor Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadvisor Procedures are reviewed and approved annually by the Board of Trustees. The Subadvisor will promptly notify the Advisor of any material changes to the Subadvisor Procedures. The Advisor will periodically review the votes by the Subadvisor for consistency with this Statement of Policy.

V. Conflicts of Interest.

A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Advisor, Subadvisor, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

C. Each Advisor shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund’s shareholders. No Advisor shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI. Miscellaneous.

A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B. Each Advisor shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. Each Advisor shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Advisor and each affected Subadvisor shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940. Each Advisor shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

C. Certain Funds may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Advisor and/or Subadvisor will be unable to vote any security that is out on loan to a borrower on a proxy record date.

D. Each Advisor and/or each affected Subadvisor shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

E. Each Advisor or Subadvisor may delegate its responsibilities hereunder to a proxy committee established from time to time by the Advisor or Subadvisor, as the case may be. In performing its duties hereunder, the Advisor or Subadvisor, or any duly authorized committee, may engage the services of a research and/or voting advisor or agent, the cost of which shall be borne by such entity.

(Amended and Restated November 16, 2009)

Virtus Investment Advisers, Inc.

Excerpt from General Policy Manual

E. Proxy Voting

General Proxy Voting Policies, Procedures and Guidelines for VIA Portfolio Managers (Assets Directly Managed)

Responsibility: Portfolio Managers directly managing assets for VIA.

Policy (and Procedure): When assets are directly managed by VIA Associates (VIA Portfolio Manager(s)), and VIA has been granted proxy voting discretion, the following policy and procedures apply:

VIA shall in all cases cast proxy votes in the best interest of the clients. Such vote shall be consistent with applicable client policy/instruction, or in the absence of such, the Proxy Voting Policies Procedures and Guidelines described below.

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable proxy voting guidelines of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

Absent special circumstances of the types described below, it is the policy of VIA to exercise its proxy voting discretion in accordance with the Proxy Voting Guidelines (the “Guidelines”) contained in the Attachments section to this Manual. VIA may vote a proxy contrary to the Guidelines if it is determined that such action is in the best interests of clients. The Guidelines are applicable to the voting of domestic and foreign proxies. The Guidelines have been adopted to make every effort to ensure that the manner in which shares are voted is in the best interest of clients and the value of the investment.

The responsibility to review proxy proposals, and make voting recommendations on behalf of VIA, is delegated to a qualified, non-affiliated, third party vendor, (such as but not limited to “ISS / RiskMetrics”) under the Guidelines.

VIA may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, VIA may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. VIA and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Any individual identifying a conflict of interest shall report such immediately to the VIA CCO who will determine a course of action.

Proxy Voting Policy for ERISA Clients

Responsibility: Portfolio Managers directly managing assets for VIA.

Policy (and Procedure): Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with VIA, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of VIA to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Other Special Proxy Voting Situations

The VIA may choose not to vote proxies in certain situations or for certain accounts, such as:

•When a client has informed the VIA that it wishes to retain the right to vote the proxy (under such situations, VIA will instruct the custodian to send the proxy material directly to the client);

•When the VIA deems the cost of voting would exceed any anticipated benefit to the client;

•When a proxy is received for a client account that has been terminated with the VIA;

•When a proxy is received for a security the VIA no longer manages (i.e., the VIA had previously sold the entire position); and/or

•When the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

Various accounts in which the VIA has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the VIA will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the VIA has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Monitoring Proxy Voting by Subadvisers

Responsibility: VIA CCO or his delegate.

Policy: Proxy voting by subadvisers to VIA shall be monitored periodically to ensure that such responsibilities are being carried out effectively.

Procedure: Proxy voting of subadvisers is monitored through the responses provided in the quarterly questionnaires; discussion and review during annual site visits by VIA Compliance; and the annual N-PX process.

Records Related to Proxy Voting

Responsibility: Portfolio Managers directly managing assets for VIA.

Policy: VIA will maintain records relating to any proxy votes they have made for such period of time as is required to comply with applicable laws and regulations. The firm may rely on one or more third parties to make and retain such records (such as ISS / RiskMetrics). All votes shall be in the best interests of the client whose portfolio holds the security being voted.

Procedure: VIA will maintain the following records relating to proxy votes cast under these policies and procedures:

1. A copy of these policies and procedures;

2. A copy of each proxy statement the firm receives regarding client’s securities; and

3. A record of each vote cast by the firm on behalf of a client.

A copy of each written client request for information on how the VIA voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

VIA will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law. It is generally the VIA’s policy not to disclose its proxy voting records to third parties or special interest groups.

Filing Annual Form N-PX

Responsibility: VIA CCO.

Policy: Form N-PX under the Investment Company Act of 1940 requires registered investment companies such as the Funds to file Form N-PX not later than August 31 of each year. Form N-PX is filed annually with the Commission and contains the Funds’ complete proxy voting record for the most recent twelve-month period ended June 30. The Funds also use Form N-PX to inform the Commission that certain of their portfolios do not hold any equity.

Procedure: The VIA CCO shall file the Form N-PX as required by the SEC.

WEST WOOD MANAGEMENT CORPORATION

POLICIES AND PROCEDURES FOR PROXY VOTING

Policy

Westwood has engaged Broadridge for proxy voting services and Glass Lewis for proxy research for our clients. Broadridge is a leading provider to the global financial industry for full-service proxy support. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with the recommendations of Glass Lewis, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

Procedures

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.